                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 33-?????

PROSPECTUS
JULY 28, 1997
------------------------------------------------------------------------------

         Dean Witter Developing Growth Securities Trust (the "Fund") is an open-end diversified management investment company whose investment objective is long-term capital growth. While the Fund may invest in all types of equity and debt securities, it invests primarily in common stocks of smaller and medium-sized companies that, in the opinion of the Investment Manager, have the potential for growing more rapidly than the economy and which may benefit from new products or services, technological developments or changes in management. (See "Investment Objective and Policies.")

         The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of the Fund held prior to July 28, 1997 have been designated Class B shares. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

         This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 28, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

          DEAN WITTER DISTRIBUTORS INC.,
          DISTRIBUTOR


            TABLE OF CONTENTS

Prospectus Summary /                     2

Summary of Fund Expenses /               5

Financial Highlights /                   7

The Fund and its Management /            8

Investment Objective and Policies /      8

  Risk Considerations /                  9

Investment Restrictions /               13

Purchase of Fund Shares /               14

Shareholder Services /                  24

Redemptions and Repurchases /           27

Dividends, Distributions and Taxes /    28

Performance Information /               29

Additional Information /                30

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Dean Witter
Developing Growth Securities Trust
Two World Trade Center
New York, New York 10048
(212)392-2550 or
(800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------

 The               The Fund is organized as a Trust, commonly known as a
 Fund              Massachusetts business trust, and is an open-end
                   diversified management investment company investing
                   primarily in securities of smaller and medium-sized
                   companies that have the potential to grow much more rapidly than the economy (see page 8).
----------------- --------------------------------------------------------------
Shares             Shares of beneficial interest with $0.01 par value (see
Offered            page 29). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 14-24).
----------------- --------------------------------------------------------------
Minimum            The minimum initial investment for each Class is $1,000
Purchase           ($100 if the account is opened through EasyInvest
                   (Service Mark) ). Class D shares are only available to
                   persons investing $5 million or more and to certain other
                   limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and
                   subject to the $1,000 minimum initial investment for each
                   Class of the Fund, an investor's existing holdings of
                   Class A shares and shares of funds for which Dean
                   Witter InterCapital Inc. serves as investment manager
                   ("Dean Witter Funds") that are sold with a front-end
                   sales charge, and concurrent investments in Class D shares of the Fund and other Dean Witter Funds that are multiple
                   class funds, will be aggregated. The minimum subsequent
                   investment is $100 (see page 14).
----------------- --------------------------------------------------------------
Investment        The investment objective of the Fund is long-term capital
Objective         growth.
----------------- --------------------------------------------------------------
Investment        The Fund invests primarily in common stock of companies
Policies          believed to have potential for significant growth. However, it may also invest in convertible securities, preferred
                  stocks, bonds and warrants of such companies and may engage in certain portfolio techniques, including leveraging (see page 8).
----------------- --------------------------------------------------------------
Investment        Dean Witter InterCapital Inc. ("InterCapital"), the s
Manager           Investment Manager of the Fund, and it wholly-owned
                  subsidiary, Dean Witter Services Company Inc., serve in
                  various investment management, advisory, management and
                  administrative capacities to 100 investment companies and
                  other portfolio with net assets of approximately $96.6
                  billion at June 30, 1997 (see page 8).
----------------- --------------------------------------------------------------
Management        The Investment Manager receives a monthly fee at the annual
Fee               rate of 0.50% of the Fund's daily net assets on assets not exceeding $500 million and 0.475% of the Fund's daily net
                  assets on assets exceeding $500 million (see page 8).
----------------- --------------------------------------------------------------
Distributor and   Dean Witter Distributors Inc. (the "Distributor"). The Fund
Distribution      has adopted a distribution plan pursuant to Rule 12b-1 under
Fee               the Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class B and Class
                  C shares of the Fund to the Distributor. The entire 12b-1
                  fee payable by Class A and a portion of the 12b-1 fee
                  payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each
                  characterized as a service fee within the meaning of the
                  National Association of Securities Dealers, Inc. guidelines.
                  The remaining portion of the 12b-1 fee, if any, is
                  characterized as an asset-based sales charge (see pages 14 and 23).
----------------- --------------------------------------------------------------

                                2

 -------------------------------------------------------------------------------
Alternative       Four classes of shares are offered:
Purchase          o Class A shares are offered with a front-end sales charge,
Arrangements      starting at 5.25% and reduced for larger purchases.
                  Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to
                  any sales charge at the time of purchase but a contingent
                  deferred sales charge ("CDSC") of 1.0% may be imposed on
                  redemptions within one year of purchase. The Fund is
                  authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the
                  Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of
                  average daily net assets of the Class (see pages 14, 17
                  and 23).

                  o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC
                  (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans.
                  Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 14, 19 and 23).

                  o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 14, 22 and 23).

                  o Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 14, 22 and 23).

                                3

 -------------------------------------------------------------------------------
Dividends         Dividends from net investment income and distributions from0
and               net capital gains, if any, are paid at least once per year.
Capital           Dividends and capital gains distributions are automatically
Gains             reinvested  in additional shares of the Fund unless the
Distributions     shareholder elects to receive cash. The Fund may,
                  however, determine to retain all or part of any net long-term capital gains in any year for reinvestment. Dividends and
                  capital gains distributions paid on shares of a Class are
                  automatically reinvested in additional shares of the same
                  Class at net asset value unless the shareholder elects to
                  receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC
                  (see pages 24 and 28).
----------------- --------------------------------------------------------------
Redemption        Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or Class C
                  shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest (Service Mark), if after twelve
                  months the shareholder has invested less than $1,000 in the account (see page 27).
----------------- --------------------------------------------------------------
Risks             The net asset value of the Fund's shares will fluctuate
                  with changes in the market value of its portfolio
                  securities. The Fund is intended for long-term investors
                  who can accept the risks involved in seeking long-term
                  growth of capital through investment primarily in the
                  securities of small and medium-sized growth companies. It
                  should be recognized that investing in such companies
                  involves greater risk than is customarily associated with
                  more established companies. In addition, investors should
                  consider the risks which may be involved in certain of the investment policies and techniques which the Fund may
                  employ in its operations, including leveraging and
                  investments in foreign securities (see pages 9-12).
--------------------------------------------------------------------------------

 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended September 30, 1996.

                                                       CLASS A      CLASS B      CLASS C      CLASS D
                                                    ------------ ------------ ------------ -----------
Shareholder Transaction Expenses
--------------------------------
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) .....................     5.25%(1)     None         None        None
Sales Charge Imposed on Dividend Reinvestments  ....     None         None         None        None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds)...............................     None(2)      5.00%(3)     1.00%(4)    None
Redemption Fees.....................................     None         None         None        None
Exchange Fee........................................     None         None         None        None
Annual Fund Operating Expenses (as a percentage of average net assets)
----------------------------------------------------------------------
Management Fees ....................................     0.49%        0.49%        0.49%       0.49%
12b-1 Fees (5)(6)...................................     0.25%        1.00%        1.00%       None
Other Expenses .....................................     0.20%        0.20%        0.20%       0.20%
Total Fund Operating Expenses (7)...................     0.94%        1.69%        1.69%       0.69%


------------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.
(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").
(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").
(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").
(7) There were no outstanding shares of Class A, Class C or Class D prior to the date of this Prospectus. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses."

 EXAMPLES                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------- -------- --------- --------- ----------
You would pay the following expenses on a $1,000 investment
assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ......................................................   $62       $81      $102       $162
  Class B ......................................................   $67       $83      $112       $200
  Class C.......................................................   $27       $53      $ 92       $200
  Class D ......................................................   $ 7       $22      $ 38       $ 86

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Class A ......................................................   $62       $81      $102       $162
  Class B ......................................................   $17       $53      $ 92       $200
  Class C ......................................................   $17       $53      $ 92       $200
  Class D ......................................................   $ 7       $22      $ 38       $ 86

   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

   Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

   The following ratios and per share data for a share of beneficial interest outstanding throughout each of the periods through September 30, 1996 have been audited by Price Waterhouse LLP, independent accountants. The information for the six-month period ended March 31, 1997 is unaudited. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares.

                               FOR THE SIX
                               FOR THE XIS     FOR THE YEAR ENDED SEPTEMBER 30
                               MONTHS ENDED    --------------------------------
                              MARCH 31, 1997  1996      1995     1994     1993
---------------------------- -------------- -------- -------- --------  -------
                               (UNAUDITED)
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
 beginning of period.........    $ 27.71      $25.54   $17.55   $20.50   $12.20
                             -------------- -------- -------- -------- --------
Net investment income
 (loss)......................      (0.15)      (0.23)   (0.19)    --      (0.12)
Net realized and
 unrealized gain (loss)......      (3.95)       4.32     8.34    (1.82)    8.42
                             -------------- -------- -------- -------- --------
Total from investment
 operations..................      (4.10)       4.09     8.15    (1.82)    8.30
                             -------------- -------- -------- -------- --------
Less dividends and distributions from:
  Net investment income .....       --          --       --       --       --
  Net realized gain..........      (3.89)      (1.92)   (0.16)   (1.13)    --
                             -------------- -------- -------- -------- --------
Total dividends and
 distributions...............      (3.89)      (1.92)   (0.16)   (1.13)    --
                             -------------- -------- -------- -------- --------
Net asset value,
 end of period...............    $ 19.72      $27.71   $25.54   $17.55   $20.50
                             ============== ======== ======== ======== ========
TOTAL INVESTMENT RETURN+ ....     (16.43)%(1)  17.53 %  46.87 %  (8.88)%  67.95 %
RATIOS TO AVERAGE NET
 ASSETS:
Expenses.....................       1.67 %(2)   1.69 %   1.77 %   1.78 %   1.84 %
Net investment income
 (loss)......................      (1.24)%(2)  (1.03)%  (1.04)%  (1.32)%  (1.52)%
SUPPLEMENTAL DATA:
Net assets, end of period,
 in thousands................    $652,883    $799,201 $534,869 $340,169 $240,389
Portfolio turnover rate .....         77%(1)     149%     114 %    160 %    203 %
Average commission rate
 paid........................    $0.0573      $0.0571      --       --       --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                 1992      1991      1990     1989     1988      1987
---------------------------- ---------- -------- ---------- ------- --------- --------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
 beginning of period.........  $  14.05   $ 8.92   $11.33     $ 9.67    $10.96  $ 8.57
                             ----------   -------- ---------- ------- --------- --------
Net investment income
 (loss)......................     (0.12)   (0.07)   (0.15)      0.04     (0.03)  (0.02)
Net realized and
 unrealized gain (loss)......     (1.73)    5.20    (2.21)      1.62     (1.26)   2.42
                             ---------- -------- ---------- ------- --------- --------
Total from investment
 operations..................     (1.85)    5.13    (2.36)      1.66     (1.29)   2.40
                             ---------- -------- ---------- ------- --------- --------
Less dividends and distributions from:
  Net investment income .....       --       --     (0.05)        --        --   (0.01)
  Net realized gain..........       --       --        --         --        --      --
                             ---------- -------- ---------- ------- --------- --------
Total dividends and
 distributions...............       --       --     (0.05)        --        --   (0.01)
                              ---------- -------- ---------- ------- --------- --------
Net asset value,
 end of period...............  $  12.20  $ 14.05   $ 8.92    $ 11.33   $  9.67  $10.96
                             ==========  ======== =======    =======   ======= ========
TOTAL INVESTMENT RETURN+ ....    (13.17)%  57.51%  (20.87)%    17.17%   (11.77)% 28.07%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses.....................      1.86%    1.92%    2.02%      1.89%     1.90 %  1.83%
Net investment income
 (loss)......................     (1.14)%  (0.73)%  (1.32)%     0.59%    (0.28)% (0.20)%
SUPPLEMENTAL DATA:
Net assets, end of period,
 in thousands................  $112,982 $115,337  $67,604    $89,236  $108,411  $179,276
Portfolio turnover rate .....       153%      88%      53%        84%       70 %    68%
Average commission rate
 paid........................        --       --       --         --        --      --

------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Developing Growth Securities Trust (the "Fund") is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on December 28, 1982.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $93.1 billion as of June 30, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.5 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the Fund's net assets not exceeding $500 million and 0.475% to the Fund's net assets exceeding $500 million. For the fiscal year ended September 30, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.49% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.69% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is long-term capital growth. There is no assurance that the objective will be achieved. This objective is fundamental and may not be changed without shareholder approval. The following policies may be changed by the Board of Trustees without shareholder approval.

   The Fund seeks to achieve capital growth which significantly exceeds the historical total return of common stocks as measured by the Standard & Poor's 500 index. The primary emphasis is on the securities of smaller and medium-sized companies that, in the opinion of the Investment Manager, have the potential to grow much more rapidly than the economy; at times, investments may also be made in the securities of larger, established companies which also have such growth potential. The Fund will normally invest at least 65% of its total assets in the securities of such companies. In addition to common stock, this portion of the portfolio may also include convertible securities, preferred stocks and warrants.

   The Investment Manager attempts to identify companies whose earnings growth will be significantly higher than the average. Dividend income is not generally a consideration in the selection of stocks for purchase.

   The Investment Manager focuses its stock selection for the Fund upon a diversified group of emerging growth companies which have moved beyond the difficult and extremely risky "start-up" phase and which at the time of selection show positive earnings with the prospects of achieving significant further profit gains in at least the next two-to-three years after acquisition. New technologies, techniques, products or services, cost-reducing measures, changes in management, capitalization or asset deployment, changes in government regulations or favorable shifts in other external circumstances may all contribute to the anticipated phase of growth.

   The application of the Fund's investment policies is basically dependent upon the judgment of the Investment Manager. The proportions of the Fund's assets invested in particular industries will shift from time to time in accordance with the judgment of the Investment Manager.

   The Fund may invest up to 35% of its total assets in corporate debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service Inc. or BBB or better by Standard & Poor's Corporation or which, if not rated, are deemed to be of comparable quality by the Investment Manager, and money market instruments. There may be periods during which, in the opinion of the Investment Manager, general market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments, including obligations issued or guaranteed as to principal or interest by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of $1 billion or more, and short-term commercial paper of corporations organized under the laws of any state or political subdivision of the United States.

   The securities in which the Fund invests may or may not be listed on a national stock exchange, but if they are not so listed, will generally have an established over-the-counter market.

   The Fund may invest in foreign securities, real estate investment trusts and private placements, enter into repurchase agreements, borrow money for the purpose of leveraging its investments, purchase securities on a when-issued or delayed delivery basis, purchase or sell securities on a forward commitment basis, purchase securities on a "when, as and if issued" basis, and lend its portfolio securities, as discussed under "Risk Considerations" below.

RISK CONSIDERATIONS

   The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment primarily in the securities of small and medium-sized growth companies. It should be recognized that investing in such companies involves greater risk than is customarily associated with investing in more established companies.

   Foreign Securities. The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 10% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The Fund will incur costs in connection with conversions between various currencies.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. Investments in certain Canadian issuers may be speculative due to certain political risks and may be subject to substantial price fluctuations.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

   Private Placements. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed below, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities", which under current policy may not exceed 15% of the Fund's net assets. Limitations on the resale of private placements may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. In the case of restricted securities determined to be "liquid" pursuant to Rule 144A under the Securities Act, the Fund's illiquidity could increase if qualified institutional buyers become unavailable.

   Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

   Leveraging. The Fund may borrow money, but only from a bank and in an amount up to 25% of the value of the Fund's total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). When the Fund borrows it will be because it seeks to enhance capital appreciation by leveraging its investments through purchasing securities with the borrowed funds. The Fund will be required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of such borrowings in accordance with the provisions of the Investment Company Act of 1940 (the "Act"). The investment policy also provides that the Fund may not purchase or sell a security on margin.

   Borrowings for leveraging will be subject to current margin requirements of the Federal Reserve Board and where necessary the Fund may use any or all of its securities as collateral for such borrowings. Any investment gains made with the additional monies in excess of interest paid will cause the net asset value of the Fund's shares to rise to a greater extent than would otherwise be the case. Conversely, if the investment performance of the additional monies fails to cover their cost to the Fund, net asset value will decrease to a greater extent than would otherwise be the case. This is the speculative factor involved in leverage. If, due to market fluctuations or other reasons, the value of the Fund's assets (including the proceeds of borrowings) becomes at any time less than three times the amount of any outstanding bank debt, the Fund, within three business days, will reduce its bank debt to the extent necessary to meet the required 300% asset coverage. In doing this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

   For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

   The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. No particular empha-sis is given to investments in securities for the purpose of earning current income. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR") and other broker-dealer affiliates of InterCapital, the views of others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund is managed within InterCapital's Growth Group, which manages 31 funds and fund portfolios, with approximately $13.5 billion in assets at June 30, 1997. Jayne Stevlingson, Senior Vice President of InterCapital and a member of InterCapital's Growth Group, is the primary portfolio manager of the Fund. Ms. Stevlingson has been a portfolio manager of the Fund since September, 1994 and has been the sole portfolio manager of the Fund since November, 1995. She has been a portfolio manager with InterCapital since October, 1992, prior to which time she was an analyst with Bankers Trust New York Corp.


   Orders for transactions in portfolio securities are placed for the Fund with a number of brokers, including DWR and other broker-dealer affiliates of InterCapital. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and other brokers and dealers that are affiliates of InterCapital.

   The portfolio trading engaged in by the Fund may result in its portfolio turnover rate exceeding 200%, although it is not anticipated that this rate will exceed 300%. The Fund will incur brokerage costs commensurate with its portfolio turnover rate, and thus a higher level (over 100%) of portfolio transactions will increase the Fund's overall brokerage expenses. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below have been adopted by the Fund as fundamental policies, along with certain other investment restrictions. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

   The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

   3. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its total assets (valued at the time of investment) may be invested in any one industry classification used by the Fund for investment purposes. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

   5. Borrow money, except from banks for investment purposes or as a temporary measure for extraordinary or emergency purposes, within the limits set forth in the Act (see "Leveraging," above).

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

GENERAL

   The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

   The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Developing Growth Securities Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest (Service
Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

   The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

   Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

   Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

   Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

   Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

   After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

   Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

   Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

   Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

   The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

   For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

   Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

   Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                                        CONVERSION
   CLASS         SALES CHARGE          12B-1 FEE         FEATURE
--------- ------------------------- ------------- --------------------
    A         MAXIMUM 5.25%              0.25%            No
              INITIAL SALES CHARGE
              REDUCED FOR
              PURCHASES OF
              $25,000 AND OVER;
              SHARES SOLD WITHOUT
              AN INITIAL SALES
              CHARGE GENERALLY
              SUBJECT TO A 1.0%
              CDSC DURING FIRST
              year.
--------- ------------------------- ------------- --------------------
    B         Maximum 5.0%               1.0%            B shares convert
              CDSC during the first                      to A shares
              year decreasing                            automatically
              to 0 after six years                       after
                                                         approximately
                                                         ten years
--------- ------------------------- ------------- --------------------
    C         1.0% CDSC during           1.0%             No
              first year
--------- ------------------------- ------------- --------------------
    D          None                      None             No
--------- ------------------------- ------------- --------------------

   See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

   The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                               SALES CHARGE
                     -------------------------------
                       PERCENTAGE OF    APPROXIMATE
  AMOUNT OF SINGLE    PUBLIC OFFERING  PERCENTAGE OF
     TRANSACTION           PRICE      AMOUNT INVESTED
-------------------- --------------- ---------------
Less than $25,000  ..      5.25%           5.54%
$25,000 but less
  than $50,000 ......      4.75%           4.99%
$50,000 but less
  than $100,000 .....      4.00%           4.17%
$100,000 but less
  than $250,000 .....      3.00%           3.09%
$250,000 but less
  than $1 million  ..      2.00%           2.04%
$1 million and over           0               0

   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under
Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

   Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

   Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

   The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

   Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

   Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") (each of which is an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares);

   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under
Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;

   (4) 401(k) plans and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

   No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

   For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

   Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
-------------------------- ------------------------
First......................           5.0%
Second.....................           4.0%
Third......................           3.0%
Fourth.....................           2.0%
Fifth......................           2.0%
Sixth......................           1.0%
Seventh and thereafter ....           None

   In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
-------------------------- ------------------------
First .....................           2.0%
Second ....................           2.0%
Third .....................           1.0%
Fourth and thereafter  ....           None

   CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first. In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

   Conversion to Class A Shares. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

   If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

   Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

   Class B shares purchased before July 28, 1997 by trusts for which DWTC or DWTFSB provides discretionary trustee services will convert to Class A shares on or about August 29, 1997. The CDSC will not be applicable to such shares.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

   For the fiscal year ended September 30, 1996, the Fund accrued payments under the Plan amounting to $6,461,408, which amount is equal to 1.0% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares.

   In the case of Class B shares, at any given time, the expenses of distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of CDSCs paid by investors upon redemption of Class B shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $28,270,501 at September 30, 1996, which was equal to 3.54% of the Fund's net assets on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

   The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).

   Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securitieswill be valued at their fair value as determined by the Trustees.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the share-holder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

   Investment of Dividends and Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

   EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

   Tax Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

   Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

   No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

   Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it care-fully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such purchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed by the Fund, the Distributor, DWR or other Selected Broker-Dealers. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executives regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

   Involuntary Redemption. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Fund declares dividends separately for each Class of shares and intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, at least once each year. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class

C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

   Taxes. Because the Fund intends to distribute all of its net investment income and net capital gains (to the extent not offset by capital loss carryovers) to shareholders and remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on any dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such payments in additional shares or in cash. All dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   After the end of the calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which will be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year by year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the property of the Fund for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                       THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS
Dean Witter Liquid Asset Fund Inc.
Dean Witter Tax-Free Daily Income Trust
Dean Witter U.S. Government Money Market Trust
Dean Witter California Tax-Free Daily Income Trust
Dean Witter New York Municipal Money Market Trust

EQUITY FUNDS
Dean Witter American Value Fund
Dean Witter Natural Resource Development
 Securities Inc.
Dean Witter Dividend Growth Securities Inc.
Dean Witter Developing Growth Securities Trust
Dean Witter World Wide Investment Trust
Dean Witter Value-Added Market Series
Dean Witter Utilities Fund
Dean Witter Capital Growth Securities
Dean Witter European Growth Fund Inc.
Dean Witter Pacific Growth Fund Inc.
Dean Witter Precious Metals and Minerals Trust
Dean Witter Health Sciences Trust
Dean Witter Global Dividend Growth Securities
Dean Witter Global Utilities Fund
Dean Witter International SmallCap Fund
Dean Witter Mid-Cap Growth Fund
Dean Witter Balanced Growth Fund
Dean Witter Capital Appreciation Fund
Dean Witter Information Fund
Dean Witter Japan Fund
Dean Witter Income Builder Fund
Dean Witter Special Value Fund
Dean Witter Financial Services Trust
Dean Witter Market Leader Trust

ASSET ALLOCATION FUNDS
Dean Witter Strategist Fund
Dean Witter Global Asset Allocation Fund

ACTIVE ASSETS ACCOUNT PROGRAM
Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets California Tax-Free Trust
Active Assets Government Securities Trust

FIXED-INCOME FUNDS
Dean Witter High Yield Securities Inc.
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities Trust
Dean Witter Federal Securities Trust
Dean Witter Convertible Securities Trust
Dean Witter California Tax-Free Income Fund
Dean Witter New York Tax-Free Income Fund
Dean Witter World Wide Income Trust
Dean Witter Intermediate Income Securities
Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Multi-State Municipal Series Trust
Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Diversified Income Trust
Dean Witter Limited Term Municipal Trust
Dean Witter Short-Term Bond Fund
Dean Witter National Municipal Trust
Dean Witter High Income Securities
Dean Witter Balanced Income Fund
Dean Witter Hawaii Municipal Trust
Dean Witter Intermediate Term U.S. Treasury Trust

DEAN WITTER RETIREMENT SERIES
Liquid Asset Series
U.S. Government Money Market Series
U.S. Government Securities Series
Intermediate Income Securities Series
American Value Series
Capital Growth Series
Dividend Growth Series
Stategist Series
Utilities Series
Value-Added Market Series
Global Equity Series

Dean Witter
Developing Growth Serurities Trust
Two World Trade Center
New York, New York 10048

BOARD OF TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Jayne Stevlingson
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

DEAN WITTER
DEVELOPING
GROWTH
SECURITIES
                                                   PROSPECTUS -- JULY 28, 1997

STATEMENT OF ADDITIONAL INFORMATION
JULY 28, 1997

                                                            DEAN WITTER
                                                            DEVELOPING
                                                            GROWTH
                                                            SECURITIES TRUST
-----------------------------------------------------------------------------

   Dean Witter Developing Growth Securities Trust (the "Fund") is an open-end diversified management investment company whose investment objective is long-term capital growth. While the Fund may invest in all types of equity and debt securities, it will invest primarily in common stocks of smaller and medium sized companies that, in the opinion of the Investment Manager, have the potential for growing more rapidly than the economy and which may benefit from new products or services, technological developments or changes in management. (See "Investment Practices and Policies.")

   A Prospectus for the Fund dated July 28, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Developing Growth Securities Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------

 The Fund and its Management......................  3
Trustees and Officers............................   6
Investment Practices and Policies................  12
Investment Restrictions..........................  15
Portfolio Transactions and Brokerage.............  16
The Distributor..................................  17
Determination of Net Asset Value.................  21
Purchase of Fund Shares..........................  22
Shareholder Services.............................  24
Redemptions and Repurchases......................  29
Dividends, Distributions and Taxes...............  30
Performance Information..........................  31
Description of Shares of The Fund................  32
Custodian and Transfer Agent.....................  32
Independent Accountants..........................  33
Reports to Shareholders..........................  33
Legal Counsel....................................  33
Experts..........................................  33
Registration Statement...........................  33
Financial Statements--September 30, 1996  .......  34
Report of Independent Accountants................  46
Financial Statements--March 31, 1997 (unaudited)   47

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund was organized under the laws of the Commonwealth of Massachusetts on December 28, 1982 and is a trust of the type commonly known as a "Massachusetts Business Trust."

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York, 10048, is the Fund's investment manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. In addition, Trustees of the Fund provide guidance on economic factors and interest rate trends. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

   InterCapital is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Value-Added Market Series, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II,

Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective and policies.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.

   Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar, custodian, share transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expenses of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's daily net assets: 0.50% of the portion of the daily net assets not exceeding $500 million and 0.475% of the portion of the daily net assets exceeding $500 million. For the fiscal years ended September 30, 1994, 1995 and 1996, the Fund accrued to the Investment Manager total compensation in the amounts of $1,515,547, $1,916,827 and $3,194,151, respectively.

   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Agreement has an initial term ending April 30, 1999, and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------

   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 83 Dean Witter Funds and the 14 TCW/DW Funds are shown below.

       NAME, AGE, POSITION WITH FUND
                AND ADDRESS                          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
----------------------------------------- -----------------------------------------------------------------
Michael Bozic (56)                        Chairman and Chief Executive Officer of Levitz Furniture Corporation
Trustee                                   (since November, 1995); Director or Trustee of the Dean Witter Funds;
c/o Levitz Furniture Corporation          formerly President and Chief Executive Officer of Hills Department
6111 Broken Sound Parkway, N.W.           Stores (May, 1991-July, 1995); formerly variously Chairman, Chief
Boca Raton, Florida                       Executive Officer, President and Chief Operating Officer (1987-1991)
                                          of the Sears Merchandise Group of Sears, Roebuck and Co.; Director
                                          of Eaglemark Financial Services, Inc., the United Negro College Fund
                                          and Weirton Steel Corporation.

Charles A. Fiumefreddo* (64)              Chairman, Chief Executive Officer and Director of InterCapital, DWSC
Chairman of the Board,                    and Distributors; Executive Vice President and Director of DWR; Chairman,
President, Chief Executive Officer        Director or Trustee, President and Chief Executive Officer of the Dean
and Trustee                               Witter Funds; Chairman, Chief Executive Officer and Trustee of the
Two World Trade Center                    TCW/DW Funds; Chairman and Director of Dean Witter Trust Company ("DWTC");
New York, New York                        Director and/or officer of various MSDWD subsidiaries; formerly Executive
                                          Vice President and Director of Dean Witter, Discover & Co. (until February,
                                          1993).

Edwin J. Garn (64)                        Director or Trustee of the Dean Witter Funds; formerly United States
Trustee                                   Senator (R-Utah)(1974-1992) and Chairman, Senate Banking Committee
c/o Huntsman Chemical Corporation         (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly
500 Huntsman Way                          Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman,
Salt Lake City, Utah                      Huntsman Corporation (since January, 1993); Director of Franklin Quest
                                          (time management systems) and John Alden Financial Corp. (health insurance); member of the board of various civic and charitable organizations.

John R. Haire (72)                        Chairman of the Audit Committee and Chairman of the Committee of the
Trustee                                   Independent Directors or Trustees and Director or Trustee of the Dean
Two World Trade Center                    Witter Funds; Chairman of the Audit Committee and Chairman of the Committee
New York, New York                        of the Independent Trustees and Trustee of the TCW/DW Funds; formerly
                                          President, Council for Aid to Education (1978-1989) and Chairman and
                                          Chief Executive Officer of Anchor Corporation, an Investment Advisor
                                          (1964-1978); Director of Washington National Corporation (insurance).

                                6

       NAME, AGE, POSITION WITH FUND
                AND ADDRESS                          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
----------------------------------------- -----------------------------------------------------------------
Wayne E. Hedien** (63)                    Retired; Director or Trustee of the Dean Witter Funds (commencing on
Trustee                                   September 1, 1997); Director of The PMI Group, Inc. (private mortgage
c/o Gordon Altman Butowsky                insurance); Trustee and Vice Chairman of The Field Museum of Natural
    Weitzen Shalov & Wein                 History; formerly associated with the Allstate Companies (1966-1994),
Counsel to the Independent Trustees       most recently as Chairman of The Allstate Corporation (March,
114 West 47th Street                      1993-December, 1994) and Chairman and Chief Executive Officer of its
New York, New York                        wholly-owned subsidiary, Allstate Insurance Company (July,
                                          1989-December, 1994); director of various other business and charitable organizations.

Dr. Manuel H. Johnson (48)                Senior Partner, Johnson Smick International, Inc., a consulting firm;
Trustee                                   Co-Chairman and a founder of the Group of Seven Council (G7C), an
c/o Johnson Smick International, Inc.     international economic commission; Director or Trustee of the Dean
1133 Connecticut Avenue, N.W.             Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since
Washington, DC                            June, 1995); Director of Greenwich Capital Markets Inc. (broker-dealer);
                                          Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990)
                                          and Assistant Secretary of the U.S. Treasury (1982-1986).

Michael E. Nugent (61)                    General Partner, Triumph Capital, L.P., a private investment partnership;
Trustee                                   Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW
c/o Triumph Capital, L.P.                 Funds; formerly Vice President, Bankers Trust Company and BT Capital
237 Park Avenue                           Corporation (1984-1988); Director of various business organizations.
New York, New York

Philip J. Purcell* (53)                   Chairman of the Board of Directors and Chief Executive Officer of DWDC,
Trustee                                   DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC
1585 Broadway                             and Distributors; Director or Trustee of the Dean Witter Funds; Director
New York, New York                        and/or officer of various DWDC subsidiaries.

John L. Schroeder (66)                    Retired; Director or Trustee of the Dean Witter Funds; Trustee of the
Trustee                                   TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive
c/o Gordon Altman Butowsky                Vice President and Chief Investment Officer of the Home Insurance Company
 Weitzen Shalov & Wein                    (August, 1991-September, 1995) and Chairman and Chief Investment Officer
Counsel to the Independent Trustees       of Axe-Houghton Management and the Axe-Houghton Funds (April, 1983-June,
114 West 47th Street                      1991).
New York, New York

                                       7

       NAME, AGE, POSITION WITH FUND
                AND ADDRESS                          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
----------------------------------------- -----------------------------------------------------------------
Barry Fink (42)                           Senior Vice President (since March, 1997) and Secretary and General
Vice President, Secretary                 Counsel (since February, 1997) of InterCapital and DWSC; Senior Vice
 and General Counsel                      President (since March, 1997) and Assistant Secretary and Assistant
Two World Trade Center                    General Counsel (since February, 1997) of Distributors; Assistant
New York, New York                        Secretary of DWR (since August, 1996); Vice President, Secretary and
                                          General Counsel of the Dean Witter Funds and the TCW/DW Funds (since
                                          February, 1997); previously First Vice President (June, 1993-February,
                                          1997), Vice President (until June, 1993) and Assistant Secretary and
                                          Assistant General Counsel of InterCapital and DWSC and Assistant Secretary
                                          of the Dean Witter Funds and the TCW/DW Funds.

Jayne Stevlingson (37)                    Senior Vice President of InterCapital (since June, 1997); Vice President
Vice President                            of various Dean Witter Funds; formerly Vice President of InterCapital
Two World Trade Center                    (October, 1992-June, 1997) and prior thereto Assistant Vice President
New York, New York                        of Bankers Trust New York Corp.

Thomas F. Caloia (51)                     First Vice President and Assistant Treasurer of InterCapital and DWSC;
Treasurer                                 Treasurer of the Dean Witter Funds and the TCW/DW Funds.
Two World Trade Center
New York, New York

------------
 * Denotes Trustees who are "interested persons", as defined in the Act. ** Mr. Hedien's term as Trustee will commence on September 1, 1997.



   In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, and Ronald J. Worobel, Ira N. Ross and Paul D. Vance, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso, a Staff Attorney with InterCapital, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees currently consists of eight (8) trustees; as noted above, Mr. Hedien's term will commence on September 1, 1997. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of June 30, 1997, the Dean Witter Funds had total net assets of approximately $87.9 billion and more than six million shareholders.

   Six Trustees and Mr. Hedien (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as

Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended September 30, 1996.

                              FUND COMPENSATION

                               AGGREGATE
NAME OF INDEPENDENT          COMPENSATION
TRUSTEE                      FROM THE FUND
-------------------------- ---------------
Michael Bozic .............     $1,780
Edwin J. Garn .............      1,850
John R. Haire .............      3,850
Dr. Manuel H. Johnson  ....      1,800
Michael E. Nugent .........      1,750
John L. Schroeder..........      1,800

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                            FOR SERVICE AS
                                                             CHAIRMAN OF
                                                            COMMITTEES OF    FOR SERVICE AS
                                                             INDEPENDENT      CHAIRMAN OF
                           FOR SERVICE                        DIRECTORS/     COMMITTEES OF     TOTAL CASH
                         AS DIRECTOR OR    FOR SERVICE AS    TRUSTEES AND     INDEPENDENT     COMPENSATION
                           TRUSTEE AND      TRUSTEE AND         AUDIT           TRUSTEES     FOR SERVICES TO
                        COMMITTEE MEMBER  COMMITTEE MEMBER COMMITTEES OF 82    AND AUDIT     82 DEAN WITTER
NAME OF                 OF 82 DEAN WITTER   OF 14 TCW/DW     DEAN WITTER    COMMITTEES OF 14  FUNDS AND 14
INDEPENDENT TRUSTEE           FUNDS            FUNDS            FUNDS         TCW/DW FUNDS    TCW/DW FUNDS
---------------------- ----------------- ---------------- ---------------- ---------------- ---------------
Michael Bozic .........     $138,850               --                --              --         $138,850
Edwin J. Garn .........      140,900               --                --              --          140,900
John R. Haire .........      106,400          $64,283          $195,450         $12,187          378,320
Dr. Manuel H. Johnson        137,100           66,483                --              --          203,583
Michael E. Nugent  ....      138,850           64,283                --              --          203,133
John L. Schroeder......      137,150           69,083                --              --          206,233

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1)
"Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended September 30, 1996 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of September 30, 1996 and from the 57 Dean Witter Funds as of December 31, 1996.

         RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS


                                 FOR ALL ADOPTING FUNDS
                            -------------------------------
                                                                                  ESTIMATED ANNUAL
                                                             RETIREMENT BENEFITS      BENEFITS
                                                             ACCRUED AS EXPENSES UPON RETIREMENT(2)
                                                            ------------------- ------------------
                                ESTIMATED
                                CREDITED
                                  YEARS         ESTIMATED
                              OF SERVICE AT   PERCENTAGE OF             BY ALL    FROM    FROM ALL
                               RETIREMENT       ELIGIBLE      BY THE   ADOPTING    THE    ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)    COMPENSATION     FUND     FUNDS     FUND     FUNDS
--------------------------- --------------- --------------- -------- ---------- ------- ----------
Michael Bozic ..............       10             50.0%       $  399   $20,147   $  950   $ 51,325
Edwin J. Garn ..............       10             50.0           675    27,772      950     51,325
John R. Haire ..............       10             50.0         4,576    46,952    2,343    129,550
Dr. Manuel H. Johnson  .....       10             50.0           268    10,926      950     51,325
Michael E. Nugent ..........       10             50.0           507    19,217      950     51,325
John L. Schroeder...........        8             41.7           776    38,700      792     42,771


(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

   Leveraging. As discussed in the Prospectus, the Fund may borrow money, but only from a bank and in an amount up to 25% of the value of the Fund's total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding), in an effort to enhance capital appreciation by leveraging its investments through purchasing securities with the borrowed funds. Such borrowings will be subject to current margin requirements of the Federal Reserve Board and where necessary the Fund may use any or all of its securities as collateral for such borrowings. Any investment gains made with the additional monies in excess of interest paid will cause the net asset value of the Fund's shares to rise to a greater extent than would otherwise be the case. Conversely, if the investment performance of the additional monies fails to cover their cost to the Fund, net asset value will decrease to a greater extent than would otherwise be the case. This is the speculative factor involved in leverage.

   The Fund will be required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of such borrowings in accordance with the provisions of the Act. If, due to market fluctuations or other reasons, the value of the Fund's assets (including the proceeds of borrowings) becomes at any time less than three times the amount of any outstanding bank debt, the Fund, within three business days, will reduce its bank debt to the extent necessary to meet the required 300% asset coverage. In restoring the 300% asset coverage, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

   The investment policy provides that the Fund may not purchase or sell a security on margin. The margin and bank borrowing restrictions will prevent the ordinary purchase of a security which involves a cash borrowing from a broker of any part of the purchase price of a security.

   In addition to borrowings for leverage, the Fund may also borrow from banks an additional amount as a temporary measure for extraordinary or emergency purposes, and for these purposes, in no event an amount greater than 5% of the value of the Fund's total assets. The Fund did not borrow any money during its fiscal year ended September 30, 1996.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets.

   A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the value of the securities during the period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund has not to date lent any of its portfolio securities.

   Repurchase Agreements. As discussed in the Prospectus, when cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity, tax or other considerations warrant.

   Warrants. The Fund may invest in warrants, which are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them. If warrants remain unexercised at the end of the exercise period, they will lapse and the Fund's investment in them will be lost. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

   When-Issued and Delayed Delivery Securities and Forward Commitments. As discussed in the Prospectus, from time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. It is anticipated that the aggregate amount of the Fund's commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis will not exceed 5% of the Fund's total assets.

   When, As and If Issued Securities. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buy-out or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued the Fund will have lost an investment opportunity. It is anticipated that the aggregate amount of the Fund's commitments to purchase securities on a "when, as and if issued" basis at any one time will not exceed 5% of the Fund's total assets. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. In addition, the value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

   Portfolio Trading. It is anticipated that the Fund's portfolio turnover rate will not exceed 300% in any one year. A 300% turnover rate would occur, for example, if 300% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

   The Fund may not:

    1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

    2. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

    3. Purchase or sell commodities or commodity futures contracts.

    4. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

    5. Write, purchase or sell puts, calls, or combinations thereof.

    6. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    7. Invest more than 5% of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

    8. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction (5) in the Prospectus. To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 5% of its net assets so long as shares of the Fund are being sold in those states.

     9. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above and in the Prospectus; or (c) lending portfolio securities.

     10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     11. Make short sales of securities.

     12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

     13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     14. Invest for the purpose of exercising control or management of any other issuer.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------

   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid a total of $938,464, $662,758 and $1,361,260, respectively, in brokerage commissions.

   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors are considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the fiscal year ended September 30, 1996, the Fund directed the payment of $1,041,291 in brokerage commissions in connection with transactions in the aggregate amount of $469,988,319 to brokers because of research services provided.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thus reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the fiscal years ended September 30, 1994, 1995 and 1996, the Fund did not effect any principal transactions with DWR.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid a total of $118,670, $91,840 and $133,555, respectively, in brokerage commissions to DWR. For the fiscal year ended September 30, 1996, the brokerage commissions paid to DWR represented approximately 9.81% of the total brokerage commissions paid by the Fund for the year and were paid on account of transactions having an aggregate dollar value equal to approximately 11.26% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

   During the fiscal year ended September 30, 1996, the Fund did not acquire any securities of the ten brokers who executed the largest dollar amounts of the Fund's portfolio transactions or of the ten dealers who executed the largest dollar amounts of principal transactions with the Fund during the period, or securities of the parents of those broker-dealers.

THE DISTRIBUTOR
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Board.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received approximately $450,000, $991,000 and $810,000 in contingent deferred sales charges for the fiscal years ended September 30, 1994, 1995 and 1996, respectively.

   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

   The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on January 18, 1983, by DWR as the then sole shareholder of the Fund on March 1, 1983 and by the shareholders holding a majority, as defined in the Act, of the outstanding voting securities of the Fund at a Special Meeting of Shareholders of the Fund held on July 16, 1984.

   At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon an internal reorganization the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the

Independent 12b-1 Trustees, approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of the Association. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended September 30, 1996, of $6,461,408. This amount is equal to 1.0% of the Fund's average daily net assets for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued. This amount represents amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.

   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

   With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

   With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of retirement plans qualified under Section 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans are opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

   With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

   With respect to Class D shares other than shares held by participants in the InterCapital mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

   The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

   The Fund paid 100% of the $6,461,408 accrued under the Plan for the fiscal year ended September 30, 1996 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $66,280,910 on behalf of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 6.42% ($4,258,503)--advertising and promotional expenses; (ii) 0.51% ($334,858)--printing of prospectuses for distribution to other than current shareholders; and (iii) 93.07% ($61,687,549)--other expenses, including the gross sales credit and the carrying charge, of which 18.84% ($11,624,343) represents carrying charges, 33.58% ($20,716,155) represents commission credits to DWR branch offices for payments of commissions to account executives and 47.58% ($29,347,051) represents overhead and other branch office distribution-related expenses. These amounts represent amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.

   The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

   At any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $28,270,501 as of September 30, 1996. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR, DWSC or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   Under its terms, the Plan had an initial term ending December 31, 1983 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered:
(1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
-----------------------------------------------------------------------------

   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   The net asset value per share for each Class of shares of the Fund is determined once daily as of 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

   Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefiting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

   The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust Company (the "Transfer Agent") fails to confirm the investor's represented holdings.

   Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

   If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

   At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus
(b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor. In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.

   In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

         YEAR SINCE
          PURCHASE             CDSC AS A PERCENTAGE
        PAYMENT MADE            OF AMOUNT REDEEMED
--------------------------- ------------------------
First ......................           5.0%
Second .....................           4.0%
Third ......................           3.0%
Fourth .....................           2.0%
Fifth ......................           2.0%
Sixth ......................           1.0%
Seventh and thereafter  ....           None


   The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund held by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997:

        YEAR SINCE
         PURCHASE            CDSC AS A PERCENTAGE
       PAYMENT MADE           OF AMOUNT REDEEMED
------------------------- ------------------------
First ....................           2.0%
Second ...................           2.0%
Third ....................           1.0%
Fourth and thereafter ....           None

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES


   Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.


SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.


   Targeted Dividends. (Service Mark) In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter Developing Growth Securities Trust or in another Class of Dean Witter Developing Growth Securities Trust. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

   EasyInvest. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or the proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter Developing Growth Securities Trust, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or any CDSC fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in a CDSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or a CDSC Fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or of a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in a CDSC Fund. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

   When shares initially purchased in a Dean Witter Multi-Class Fund or in a CDSC Fund are exchanged for shares of a Dean Witter Multi-Class Fund, shares of a CDSC Fund, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, in their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

   Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certificate or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and will notify shareholders that, following an election by the Fund, the shareholders will be required to include such undistributed gains in determining their taxable income and may claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

   Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

   Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than one year. Gains or losses on the sale of securities held for one year or less will be short-term capital gains or losses.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   Any ordinary income dividends or capital gains distributions received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's shares in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and ordinary income dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or realized long-term capital gains, such payment would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

   Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days. Any distributions made by the Fund will not be eligible for the dividends received deduction with respect to shares which are held by the shareholder for 45 days or less. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

   After the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a specified period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Fund for the one, five and ten year periods ended September 30, 1996 were 12.53%, 17.86% and 14.24%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described in the preceding paragraph, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of the Fund for the one, five and ten year periods ended September 30, 1996 were 17.53%, 18.06% and 14.24%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

   In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the year ended September 30, 1996 was 17.53%, the total return for the five-year period ended

September 30, 1996 was 129.38%, and the total return for the ten-year period ended September 30, 1996 was 278.50%. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $33,935, $169,675 and $339,350, respectively, at September 30, 1996. This information is for Class B only; there were no other Classes of shares outstanding on such date.

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES OF THE FUND
-----------------------------------------------------------------------------

   The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. On that date, Wayne E. Hedien was also elected as a Trustee of the Fund, with his term to commence on September 1, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not authorized any such additional series or classes of shares other than as set forth in the Prospectus.

   The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated above, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

   The Fund's fiscal year ends on September 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------

   The financial statements of the Fund for the year ended September 30, 1996 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996


 NUMBER OF
   SHARES                                                            VALUE
------------------------------------------------------------------------------
            COMMON STOCKS (100.1%)
            Advertising (0.6%)
   183,100  Eagle River Interactive, Inc.* .....................  $ 1,876,775
    11,500  Lamar Advertising Co.* .............................      468,625
    58,300  Outdoor Systems, Inc.* .............................    2,710,950
                                                                --------------
                                                                    5,056,350
                                                                --------------
            Aerospace (0.9%)
   175,000  Hexcel Corp.* ......................................    3,390,625
   242,300  Orbital Sciences Corp.* ............................    4,300,825
                                                                --------------
                                                                    7,691,450
                                                                --------------
            Biotechnology (4.0%)
    40,000  Alteon, Inc.* ......................................      330,000
   100,500  Biochem Pharma, Inc.* ..............................    3,994,875
    95,000  Centocor, Inc.* ....................................    3,360,625
    50,000  Genetics Institute, Inc.* ..........................    3,450,000
   160,000  Genzyme Corp. General Division* ....................    4,020,000
   115,000  Gilead Sciences, Inc.* .............................    3,248,750
   225,000  Liposome Co., Inc.* ................................    4,246,875
   140,000  PathoGenesis Corp.* ................................    2,450,000
   100,000  Regeneron Pharmaceuticals, Inc.* ...................    2,000,000
   103,000  SangStat Medical Corp.* ............................    2,613,625
    83,000  Vertex Pharmaceuticals, Inc.* ......................    2,407,000
                                                                --------------
                                                                   32,121,750
                                                                --------------
            Broadcast Media (2.9%)
    80,000  American Radio Systems Corp.* ......................    2,940,000
    93,200  Cinar Films Inc. (Class B)* (Canada) ...............    2,399,900
    89,800  Film Roman, Inc.* ..................................      898,000
    50,000  Infinity Broadcasting Corp. (Class A)* .............    1,575,000
    95,000  Jacor Communications, Inc.* ........................    3,230,000
   130,000  Lin Television Corp.* ..............................    5,330,000
   160,000  Mecklermedia Corp.* ................................    2,880,000
    85,000  SFX Broadcasting, Inc. (Class A)* ..................    3,846,250
                                                                --------------
                                                                   23,099,150
                                                                --------------
            Building Materials (0.1%)
   100,000  Universal Forest Products, Inc.  ...................    1,262,500
                                                                --------------
            Business Services (3.1%)
    48,700  CCC Information Services, Inc.* ....................    1,010,525
   185,000  CFI Proservices, Inc.* .............................    3,515,000
   239,750  Checkfree Corp.* ...................................    4,795,000
   120,000  CSG Systems International, Inc.* ...................    2,340,000
   119,500  Dendrite International, Inc.* ......................    3,614,875
    95,000  DST Systems, Inc.* .................................    3,040,000
    30,000  Gartner Group, Inc. (Class A)* .....................    1,005,000
    70,000  Restrac, Inc.* .....................................    1,312,500
    29,200  RMH Teleservices, Inc.* ............................      430,700
    70,000  Sitel Corp.* .......................................  $ 3,115,000
    23,800  USCS International, Inc.* ..........................      407,575
                                                                --------------
                                                                   24,586,175
                                                                --------------
            Commercial Equipment (0.8%)
   130,000  Checkpoint Systems, Inc.* ..........................    3,445,000
   140,000  Watsco, Inc. .......................................    2,852,500
                                                                --------------
                                                                    6,297,500
                                                                --------------
            Commercial Services (4.8%)
    25,900  Abacus Direct Corp.* ...............................      524,475
    52,000  APAC Teleservices, Inc.* ...........................    2,665,000
    74,100  Barnett, Inc.* .....................................    1,704,300
   120,000  Career Horizons, Inc.* .............................    4,665,000
   132,900  Coinmach Laundry Corp.* ............................    2,691,225
     5,800  International Network Services* ....................      203,725
   200,000  Iron Mountain, Inc.* ...............................    5,900,000
   105,000  On Assignment, Inc.* ...............................    3,491,250
   110,000  Pittston Services Group ............................    3,451,250
    73,400  Precision Response Corp.* ..........................    2,770,850
   240,000  Reynolds & Reynolds Co. (Class A) ..................    6,270,000
   100,000  Sunguard Data Systems, Inc.* .......................    4,500,000
                                                                --------------
                                                                   38,837,075
                                                                --------------
            Communications - Equipment &
             Software (1.9%)
   130,000  Cellular Technical Services Co.* ...................    2,567,500
   135,000  Geoworks* ..........................................    3,493,125
    72,000  Proxim, Inc. .......................................    2,034,000
    95,000  Raptor Systems, Inc.* ..............................    1,615,000
    60,000  Shiva Corp.* .......................................    3,435,000
   120,000  Sync Research, Inc.* ...............................    1,845,000
                                                                --------------
                                                                   14,989,625
                                                                --------------
            Communications -
             Equipment/Manufacturers (0.7%)
   115,000  Dynatech Corp.* ....................................    5,261,250
    54,000  TCSI Corp.* ........................................      715,500
                                                                --------------
                                                                    5,976,750
                                                                --------------
            Computer - Aided Design (0.8%)
    75,000  IKOS Systems, Inc.* ................................    1,490,625
   231,000  Silicon Valley Research Inc.* ......................    1,126,125
    80,000  Synopsys, Inc.* ....................................    3,680,000
                                                                --------------
                                                                    6,296,750
                                                                --------------
            Computer Software (5.3%)
    62,500  Aspect Development, Inc.* ..........................   2,078,125
    25,000  Axent Technologies, Inc.* ..........................     581,250
    14,100  Check Point Software Technologies Ltd.* (Israel) ...     475,875
   170,000  Cheyenne Software, Inc. ............................   3,655,000

                      SEE NOTES TO FINANCIAL STATEMENTS

                               34

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996, continued

 NUMBER OF
   SHARES                                                            VALUE
------------------------------------------------------------------------------
    95,000  Citrix Systems, Inc.* ..............................  $ 4,821,250
   106,000  Edify Corp.* .......................................    2,067,000
    42,000  HNC Software, Inc.* ................................    1,680,000
    58,000  Integrated Systems, Inc.* ..........................    1,885,000
    42,600  Lightbridge, Inc.* .................................      500,550
    50,000  Manugistics Group, Inc.* ...........................    1,975,000
   165,500  MetaTools, Inc.* ...................................    3,475,500
    90,000  Peoplesoft, Inc.* ..................................    7,470,000
    15,000  Remedy Corp.* ......................................    1,196,250
    45,000  Security Dynamics Technologies, Inc.* ..............    3,223,125
   200,000  Symantec Corp.* ....................................    2,175,000
   200,000  TriTeal Corp.* .....................................    2,900,000
   135,000  Visigenic Software, Inc.* ..........................    1,518,750
    50,000  Yahoo! Inc.* .......................................    1,056,250
                                                                --------------
                                                                   42,733,925
                                                                --------------
            Computer Software & Services (4.6%)
    46,500  Affiliated Computer Services, Inc.* ................    2,708,625
   100,000  American Management Systems, Inc.* .................    2,800,000
    40,000  Analysts International Corp. .......................    1,840,000
   130,000  Ciber, Inc.* .......................................    4,940,000
   240,000  Document Sciences Corp.* ...........................    3,030,000
    55,000  ISG International Software Group Ltd.* (Israel) ....      935,000
    72,100  Renaissance Solutions, Inc.* .......................    2,974,125
   120,000  Saville Systems Ireland PLC (ADR)* (Ireland) .......    4,230,000
    58,400  Sykes Enterprises, Inc.* ...........................    2,744,800
    15,900  The Registry, Inc.* ................................      592,275
   200,000  Transaction Network Services, Inc.* ................    2,850,000
    90,000  Transaction Systems Architects, Inc. (Class A)* ....    3,802,500
    21,100  Transition Systems, Inc.* ..........................      432,550
   125,000  Vanstar Corp.* .....................................    3,031,250
                                                                --------------
                                                                   36,911,125
                                                                --------------
            Computers (0.6%)
    55,000  Network Appliance, Inc.* ...........................    1,650,000
    42,000  Verifone, Inc.* ....................................    1,879,500
    35,500  VideoServer, Inc.* .................................    1,220,312
                                                                --------------
                                                                    4,749,812
                                                                --------------
            Computers - Peripheral Equipment (0.5%)
    80,000  Lexmark International Group, Inc.* .................    1,630,000
     1,900  Nimbus CD International, Inc.* .....................       18,525
   180,000  Proxima Corp.* .....................................    2,070,000
                                                                --------------
                                                                    3,718,525
                                                                --------------
            Consumer Products (0.8%)
    85,000  Blyth Industries, Inc.* ............................  $ 4,122,500
    72,000  Galoob (Lewis) Toys, Inc.* .........................    2,106,000
    20,000  Gargoyles, Inc.* ...................................      415,000
    17,800  RockShox, Inc.* ....................................      267,000
                                                                --------------
                                                                    6,910,500
                                                                --------------
            Consumer Services (1.1%)
   102,400  Apollo Group, Inc. (Class A)* ......................    2,739,200
   100,000  Protection One, Inc.* ..............................    1,250,000
   180,000  Spyglass, Inc.* ....................................    3,375,000
    35,000  Sylvan Learning Systems, Inc.* .....................    1,426,250
                                                                --------------
                                                                    8,790,450
                                                                --------------
            Distribution (1.4%)
    65,000  Arrow Electronics, Inc.* ...........................    2,892,500
    65,000  Avnet Inc.  ........................................    3,152,500
    32,500  Central Garden & Pet Co.* ..........................      654,062
    80,000  Peak Technologies Group (The)* .....................    1,700,000
    95,000  Tech Data Corp.* ...................................    2,624,375
                                                                --------------
                                                                   11,023,437
                                                                --------------
            Education (0.4%)
    15,000  Learning Tree International, Inc.* .................      551,250
   165,400  National Education Corp.* ..........................    3,163,275
                                                                --------------
                                                                    3,714,525
                                                                --------------
            Electronics (3.1%)
   145,000  Gemstar International Group Ltd.*                       4,277,500
   130,000  ITI Technologies, Inc.* ............................    4,582,500
   135,000  Komag Inc.* ........................................    2,835,000
    45,000  Linear Technology Corp.  ...........................    1,653,750
     7,300  Orckit Communications Ltd. (Israel)* ...............      134,137
   174,000  Ortel Corp.* .......................................    4,089,000
    50,000  Read Rite Corp.* ...................................      787,500
    75,000  SCI Systems, Inc.* .................................    4,218,750
   130,000  Trimble Navigation Ltd.* ...........................    2,128,750
                                                                --------------
                                                                   24,706,887
                                                                --------------
            Entertainment/Gaming (1.4%)
   135,000  International Game Technology ......................    2,767,500
    43,000  Premier Parks, Inc.* ...............................    1,252,375
   135,000  Primadonna Resorts, Inc.* ..........................    2,430,000
   100,000  Showboat, Inc. .....................................    2,200,000
   114,000  Sodak Gaming, Inc.* ................................    2,565,000
                                                                --------------
                                                                   11,214,875
                                                                --------------
            Environmental (2.1%)
   145,000  Memtec Ltd. (ADR)* (Australia) .....................    4,060,000
   200,000  Philip Environmental, Inc.* (Canada) ...............    1,900,000

                      SEE NOTES TO FINANCIAL STATEMENTS

                               35

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996, continued

 NUMBER OF
   SHARES                                                            VALUE
------------------------------------------------------------------------------
   104,500  U.S. Filter Corp.* .................................  $ 3,566,062
    51,000  U.S.A. Waste Services, Inc.* .......................    1,606,500
   160,000  United Waste Systems, Inc.* ........................    5,480,000
                                                                --------------
                                                                   16,612,562
                                                                --------------
            Financial Services (4.2%)
    70,000  CMAC Investment Corp. ..............................    4,445,000
    90,000  Finova Group Inc. ..................................    5,400,000
   110,000  GreenPoint Financial Corp. .........................    4,193,750
    70,000  NAC Re Corp.  ......................................    2,520,000
    80,000  PennFed Financial Services, Inc.* ..................    1,450,000
   140,000  People's Bank ......................................    3,447,500
   181,400  Sterling Commerce, Inc.* ...........................    5,351,300
   190,000  SunAmerica, Inc.  ..................................    6,555,000
                                                                --------------
                                                                   33,362,550
                                                                --------------
            Forest Products, Paper &
             Packaging (0.3%)
   100,000  Buckeye Cellulose Corp.* ...........................    2,600,000
                                                                --------------
            Healthcare - Distribution (0.4%)
    75,000  Physician Support Systems, Inc.  ...................    1,762,500
    45,000  Schein (Henry), Inc.* ..............................    1,732,500
                                                                --------------
                                                                    3,495,000
                                                                --------------
            Healthcare Services (3.5%)
   100,000  Access Health, Inc.* ...............................    5,625,000
   150,000  ADAC Laboratories ..................................    2,962,500
    22,500  National Surgery Centers, Inc.* ....................      601,875
    40,200  NCS HealthCare, Inc. (Class A)* ....................    1,261,275
   240,000  Orthodontic Centers of America, Inc.* ..............    4,890,000
   120,000  PhyCor, Inc.* ......................................    4,560,000
    96,000  Total Renal Care Holdings, Inc.* ...................    3,816,000
   200,000  Veterinary Centers of America, Inc.* ...............    4,350,000
                                                                --------------
                                                                   28,066,650
                                                                --------------
            Hospital Management & Health
             Maintenance Organizations (1.5%)
   185,000  American Oncology Resources, Inc.* .................    2,035,000
    80,000  Healthsouth Corp.* .................................    3,070,000
    90,000  Inphynet Medical Management, Inc.* .................    1,597,500
   100,000  Oxford Health Plans, Inc.* .........................    4,975,000
                                                                --------------
                                                                   11,677,500
                                                                --------------
            Hotels/Motels (2.6%)
   190,000  HFS, Inc.* .........................................   12,706,250
   200,000  La Quinta Inns, Inc. ...............................    3,900,000
    70,000  Red Roof Inns, Inc.* ...............................      953,750
   110,000  Renaissance Hotel Group NV* (Hong Kong) ............  $ 2,200,000
    50,100  Suburban Lodges of America, Inc.*  .................    1,052,100
                                                                --------------
                                                                   20,812,100
                                                                --------------
            Household Furnishings &
             Appliances (0.1%)
    24,500  Alrenco, Inc.* .....................................      505,312
                                                                --------------
            Insurance (2.3%)
    67,700  CRA Managed Care, Inc.* ............................    3,621,950
   170,000  Delphi Financial Group, Inc. (Class A)* ............    4,675,000
   105,900  Fremont General Corp. ..............................    3,124,050
   100,000  HCC Insurance Holdings, Inc.  ......................    2,887,500
    70,000  Triad Guaranty, Inc.* ..............................    1,960,000
    50,000  Vesta Insurance Group, Inc.  .......................    1,918,750
                                                                --------------
                                                                   18,187,250
                                                                --------------
            Local Area Networking (0.5%)
   160,000  Network General Corp.* .............................    3,660,000
                                                                --------------
            Manufacturing (0.4%)
    72,500  Shelby Williams Industries, Inc. ...................      924,375
    75,000  Waters Corp.* ......................................    2,456,250
                                                                --------------
                                                                    3,380,625
                                                                --------------
            Medical Products & Supplies (2.7%)
   150,000  Capstone Pharmacy Services* ........................    1,856,250
   100,000  ClinTrials Research Inc.* ..........................    3,950,000
    80,000  Dentsply International, Inc. .......................    3,540,000
    35,000  ESC Medical Systems Ltd. (Israel)* .................    1,102,500
    60,000  Guidant Corp.  .....................................    3,315,000
   220,000  Physician Sales & Service, Inc.* ...................    5,170,000
   170,000  TECNOL Medical Products, Inc.*  ....................    2,443,750
                                                                --------------
                                                                   21,377,500
                                                                --------------
            Medical Services (3.2%)
    30,000  Advanced Technology Laboratories, Inc.* ............      952,500
   135,000  Amisys Managed Care Systems* .......................    3,223,125
     8,700  Applied Analytical Industries, Inc.* ...............      196,837
    75,000  Boston Scientific Corp.* ...........................    4,312,500
    80,000  Envoy Corp.* .......................................    3,080,000
   300,000  Novacare, Inc.* ....................................    2,812,500
    83,000  Protocol Systems, Inc.* ............................    1,359,125
   200,000  Staar Surgical Co.* ................................    2,625,000
    65,000  Thermolase Corp.* ..................................    1,616,875
   150,000  Vivra, Inc.* .......................................    4,893,750
                                                                --------------
                                                                   25,072,212
                                                                --------------
            Metals (0.3%)
    65,100  Mueller Industries, Inc.* ..........................    2,644,688
                                                                --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                               36

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996, continued

 NUMBER OF
   SHARES                                                            VALUE
------------------------------------------------------------------------------
            Office Equipment & Supplies (2.8%)
    95,000  Corporate Express, Inc.* ...........................  $ 3,669,375
    52,000  Daisytek International Corp.* ......................    2,249,000
   130,000  Danka Business Systems PLC (ADR)(United Kingdom) ...    5,151,250
    48,700  Diebold, Inc.  .....................................    2,842,863
   165,800  Staples, Inc.* .....................................    3,668,325
   162,000  Viking Office Products, Inc.* ......................    4,839,750
                                                                --------------
                                                                   22,420,563
                                                                --------------
            Oil & Gas Exploration (0.4%)
    80,000  Noble Affiliates, Inc. .............................    3,380,000
                                                                --------------
            Oil & Gas Products (1.6%)
    60,000  Cairn Energy USA, Inc.* ............................      577,500
    52,000  Chesapeake Energy Corp.* ...........................    3,256,500
   155,000  Comstock Resources Inc.* ...........................    1,724,375
    60,400  Stone Energy Corp.* ................................    1,117,400
   203,000  Tesoro Petroleum Corp.* ............................    2,613,625
    80,000  Triton Energy Ltd.* ................................    3,580,000
                                                                --------------
                                                                   12,869,400
                                                                --------------
            Oil Drilling & Services (3.1%)
    95,000  ENSCO International, Inc.* .........................    3,087,500
   220,000  Global Industries Ltd.* ............................    3,465,000
   150,000  Global Marine, Inc.* ...............................    2,362,500
   100,000  Input/Output, Inc.* ................................    2,975,000
   259,000  Marine Drilling Company, Inc.* .....................    2,460,500
   140,000  Noble Drilling Corp.* ..............................    2,117,500
   130,000  Smith International, Inc.* .........................    4,566,250
    55,000  Western Atlas, Inc.* ...............................    3,423,750
                                                                --------------
                                                                   24,458,000
                                                                --------------
            Pharmaceuticals (3.0%)
   130,500  Alliance Pharmaceutical Corp.* .....................    2,234,813
    47,000  Depotech Corp.* ....................................      763,750
   200,000  Dura-Pharmaceuticals, Inc.* ........................    7,350,000
    79,200  Guilford Pharmaceuticals, Inc.* ....................    2,138,400
   140,000  IDEC Pharmaceuticals Corp.* ........................    3,307,500
    60,000  Interneuron Pharmaceuticals, Inc.* .................    1,680,000
   100,000  Jones Medical Industries, Inc.  ....................    4,775,000
    28,200  Medicis Pharmaceutical Corp. (Class A)* ............    1,360,650
                                                                --------------
                                                                   23,610,113
                                                                --------------
            Retail - Department Stores (0.9%)
    60,000  Neiman-Marcus Group, Inc.* .........................    2,115,000
    32,000  Saks Holdings, Inc.* ...............................    1,120,000
   160,000  Stein Mart, Inc.* ..................................    3,540,000
                                                                --------------
                                                                    6,775,000
                                                                --------------
            Retail - Specialty (6.3%)
    36,400  Abercrombie & Fitch Co. (Class A)* ................  $    891,800
   100,000  Bed Bath & Beyond, Inc.* ...........................    2,737,500
   110,000  Borders Group, Inc. ................................    4,097,500
    40,000  CDW Computer Centers, Inc.* ........................    2,730,000
    65,000  CompUSA, Inc.* .....................................    3,510,000
    74,700  Consolidated Stores Corp.* .........................    2,988,000
   150,000  Damark International, Inc.* ........................    1,912,500
   115,000  Dollar Tree Stores, Inc.* ..........................    4,355,625
    91,700  Eagle Hardware & Garden, Inc.* .....................    2,475,900
    50,000  Finish Line, Inc.* .................................    2,362,500
    35,000  Gucci Group NV (ADR)(Italy) ........................    2,537,500
    70,000  Marks Bros. Jewelers, Inc.* ........................    1,890,000
   135,000  Movie Gallery, Inc.  ...............................    1,755,000
   142,000  PetSmart, Inc.* ....................................    3,638,750
   270,000  Sports & Recreation, Inc.* .........................    2,261,250
   207,000  Stride Rite Corp. ..................................    1,863,000
   102,100  TAG Heuer International S.A. (ADR)(Luxembourg)* ....    2,016,475
   172,500  The Sports Authority, Inc.* ........................    4,592,813
    70,000  Williams-Sonoma Inc.* ..............................    1,986,250
                                                                --------------
                                                                   50,602,363
                                                                --------------
            Retail - Specialty Apparel (2.0%)
    90,000  Gymboree Corp. (The)* ..............................    2,733,750
    11,100  Hot Topic, Inc.* ...................................      253,913
    65,000  Loehmann's, Inc.* ..................................    1,738,750
   115,000  Men's Wearhouse, Inc. (The)* .......................    2,788,750
    60,000  Pacific Sunwear of California, Inc.* ...............    1,950,000
   103,000  Talbot's, Inc. (The) ...............................    3,090,000
    90,000  Wet Seal, Inc. .....................................    3,240,000
                                                                --------------
                                                                   15,795,163
                                                                --------------
            Semiconductors (1.9%)
    70,000  Altera Corp.* ......................................    3,543,750
    35,000  Analog Devices, Inc.* ..............................      949,375
    80,000  Atmel Corp.* .......................................    2,460,000
   160,000  S3, Inc.* ..........................................    3,160,000
   210,000  Triquint Semiconductor, Inc.* ......................    4,882,500
                                                                --------------
                                                                   14,995,625
                                                                --------------
            Steel & Iron (0.8%)
    99,500  Gibraltar Steel Corp.* .............................    2,238,750
   150,000  Olympic Steel, Inc.* ...............................    4,031,250
                                                                --------------
                                                                    6,270,000
                                                                --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                               37

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996, continued

 NUMBER OF
   SHARES                                                            VALUE
------------------------------------------------------------------------------
            Telecommunication Equipment (1.8%)
     9,800  Advanced Fibre Communications*...................... $    245,000
    95,000  Andrew Corp.* ......................................    4,726,250
    70,000  Aspect Telecommunications Corp.* ...................    4,357,500
    80,000  Comverse Technology, Inc.* .........................    3,110,000
    60,000  Picturetel Corp.* ..................................    2,100,000
                                                                --------------
                                                                   14,538,750
                                                                --------------
            Telecommunications (2.1%)
   164,500  Boston Communications Group, Inc.* .................    2,652,563
   100,000  ICG Communications, Inc.* ..........................    2,100,000
   150,000  IDT Corp.* .........................................    2,475,000
   120,000  Intercel, Inc.* ....................................    2,460,000
   120,000  Intermedia Communications of Florida, Inc.* ........    3,510,000
   120,000  LCI International, Inc.* ...........................    3,780,000
                                                                --------------
                                                                   16,977,563
                                                                --------------
            Telecommunications - Wireless (1.2%)
   100,000  Arch Communications Group, Inc.* ...................    1,362,500
   115,000  CommNet Cellular, Inc.* ............................    3,320,625
    70,000  Globalstar Telecommunications Ltd.* (Bermuda) ......    3,500,000
    80,000  Paging Network, Inc.* ..............................    1,580,000
                                                                --------------
                                                                    9,763,125
                                                                --------------
            Textiles - Apparel Manufacturers (1.8%)
    70,000  Jones Apparel Group, Inc.* .........................    4,462,500
    75,000  Kenneth Cole Productions, Inc. (Class A)* ..........    1,415,625
   120,000  Nautica Enterprises, Inc.* .........................    3,870,000
    18,600  The North Face, Inc.* ..............................      523,125
   157,500  Wolverine World Wide, Inc.  ........................    4,370,625
                                                                --------------
                                                                   14,641,875
                                                                --------------
            Transportation (1.7%)
    90,000  Atlas Air, Inc.* ...................................    3,825,000
   100,000  Hub Group, Inc.* ...................................    2,125,000
   100,000  Midwest Express Holdings, Inc.* ....................    2,987,500
   210,000  Offshore Logistics, Inc.* ..........................    2,992,500
    74,600  Team Rental Group, Inc.  ...........................    1,361,450
                                                                --------------
                                                                   13,291,450
                                                                --------------
            Truckers (0.4%)
    70,000  Miller Industries, Inc.* ...........................    2,765,000
                                                                --------------
            Wide Area Networking (4.0%)
    90,000  ACT Networks, Inc.* ................................    2,497,500
    65,000  ADC Telecommunications, Inc.* ......................    4,143,750
    60,000  Adtran, Inc.* ......................................    2,970,000
    70,000  Ascend Communications, Inc.* .......................    4,620,000
    78,000  Cascade Communications Corp.* ......................    6,347,250
    90,000  Tellabs, Inc.* ..................................... $  6,345,000
   115,000  Teltrend, Inc.* ....................................    4,830,000
                                                                --------------
                                                                   31,753,500
                                                                --------------
            Wireless Communication (0.4%)
    90,000  Cellular Communications International, Inc.* .......    3,015,000
                                                                --------------
            TOTAL COMMON STOCKS (Identified Cost $644,748,437) .  800,065,575
                                                                --------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS (1.9%)
            U.S. GOVERNMENT AGENCY (a) (1.3%)
   $9,955   Federal Home Loan Mortgage Corp. 5.70% due 10/01/96 .............   9,955,000
                                                                             --------------
            REPURCHASE AGREEMENT (0.6%)
    5,142   The Bank of New York 5.00% due 10/01/96 (dated 09/30/96; proceeds
            $5,142,605; collateralized by $5,136,631 U.S. Treasury Note 5.625%
            due 10/31/97 valued at $5,244,729)(Identified Cost $5,141,891) ..   5,141,891
                                                                             --------------
            TOTAL SHORT-TERM
            INVESTMENTS
            (Identified Cost $15,096,891)  ..................................  15,096,891
                                                                             --------------

TOTAL INVESTMENTS
(Identified Cost $659,845,328)(b) .  102.0%    815,162,466

LIABILITIES IN EXCESS OF
OTHER ASSETS ......................   (2.0)    (15,961,962)
                                   -------- --------------
NET ASSETS ........................  100.0%   $799,200,504
                                   ======== ==============

------------
ADR     American Depository Receipt.
 *      Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes was $661,411,180. The aggregate gross unrealized appreciation was $177,724,047 and the aggregate gross unrealized depreciation was $23,972,761, resulting in net unrealized appreciation of $153,751,286.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996

ASSETS:
Investments in securities, at value
 (identified cost $659,845,328) ............ $815,162,466
Receivable for:
  Investments sold .........................   11,338,194
  Shares of beneficial interest sold  ......    1,782,183
  Dividends ................................       79,255
  Interest .................................          714
Prepaid expenses and other assets ..........       36,865
                                            --------------
  TOTAL ASSETS .............................  828,399,677
                                            --------------
LIABILITIES:
Payable for:
  Investments purchased ....................   25,507,131
  Shares of beneficial interest
    repurchased ............................    2,466,048
  Plan of distribution fee .................      648,071
  Investment management fee ................      318,421
Accrued expenses and other payables  .......      259,502
                                            --------------
  TOTAL LIABILITIES ........................   29,199,173
                                            --------------
NET ASSETS:
Paid-in-capital ............................  532,239,205
Net unrealized appreciation ................  155,317,138
Accumulated net investment loss ............      (39,118 )
Accumulated undistributed net realized
 gain.......................................  111,683,279
                                            --------------
  NET ASSETS ............................... $799,200,504
                                            ==============
NET ASSET VALUE PER SHARE,
 28,838,582 shares outstanding (unlimited
 shares authorized of $.01 par value)  .....      $ 27.71
                                            ==============

STATEMENT OF OPERATIONS
For the year ended September 30, 1996

 NET INVESTMENT INCOME:
INCOME
Interest ..............................  $  3,545,756
Dividends (net of $10,018 foreign
 withholding tax) .....................       760,163
                                       --------------
  TOTAL INCOME ........................     4,305,919
                                       --------------
EXPENSES
Plan of distribution fee ..............     6,461,408
Investment management fee .............     3,194,151
Transfer agent fees and expenses  .....       893,014
Registration fees .....................       119,398
Custodian fees ........................        86,966
Shareholder reports and notices  ......        78,448
Professional fees .....................        51,738
Trustees' fees and expenses ...........        37,475
Other .................................        12,915
                                       --------------
  TOTAL EXPENSES ......................    10,935,513
                                       --------------
  NET INVESTMENT LOSS .................    (6,629,594)
                                       --------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized gain .....................   132,830,087
Net change in unrealized appreciation     (16,804,216)
                                       --------------
  NET GAIN ............................   116,025,871
                                       --------------
NET INCREASE ..........................  $109,396,277
                                       ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR       FOR THE YEAR
                                                              ENDED              ENDED
                                                        SEPTEMBER 30, 1996 SEPTEMBER 30, 1995
------------------------------------------------------ ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ...................................    $ (6,629,594)      $ (3,969,410)
Net realized gain .....................................     132,830,087         32,573,927
Net change in unrealized appreciation .................     (16,804,216)       129,339,870
                                                       ------------------ ------------------
  NET INCREASE ........................................     109,396,277        157,944,387
Distributions from net realized gain ..................     (42,760,549)        (2,979,381)
Net increase from transactions in shares of beneficial
 interest .............................................     197,696,272         39,734,514
                                                       ------------------ ------------------
  TOTAL INCREASE ......................................     264,332,000        194,699,520
NET ASSETS:
Beginning of period ...................................     534,868,504        340,168,984
                                                       ------------------ ------------------
  END OF PERIOD
  (Including accumulated net investment loss of
  $39,118 and $33,774, respectively) ..................    $799,200,504       $534,868,504
                                                       ================== ==================

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Developing Growth Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on December 28, 1982 and commenced operations on April 29, 1983.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996, continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million and 0.475% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996, continued

charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amount, including carrying charges, totaled $28,270,501 at September 30, 1996.

Provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended September 30, 1996, it received approximately $810,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $1,095,944,214 and $881,579,783, respectively.

For the year ended September 30, 1996, the Fund incurred $133,555 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1996 included in Trustees'

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996, continued

fees and expenses in the Statement of Operations amounted to $23,261. At September 30, 1996, the Fund had an accrued pension liability of $39,122 which is included in accrued expenses in the Statement of Assets and Liabilities.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $88,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                         FOR THE YEAR                   FOR THE YEAR
                                            ENDED                          ENDED
                                      SEPTEMBER 30, 1996             SEPTEMBER 30, 1995
                               ------------------------------ ------------------------------
                                    SHARES         AMOUNT          SHARES         AMOUNT
                               -------------- --------------- -------------- ---------------
Sold ..........................   20,988,017    $ 532,804,011    20,063,775    $ 404,852,064
Reinvestment of distributions..    1,750,437       40,382,573       166,910        2,830,799
                               -------------- --------------- -------------- ---------------
                                  22,738,454      573,186,584    20,230,685      407,682,863
Repurchased ...................  (14,839,539)    (375,490,312)  (18,669,019)    (367,948,349)
                               -------------- --------------- -------------- ---------------
Net increase ..................    7,898,915    $ 197,696,272     1,561,666    $  39,734,514
                               ============== =============== ============== ===============

6. FEDERAL INCOME TAX STATUS

As of September 30, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1996, accumulated undistributed net realized gain was charged $6,660,503, paid-in-capital was credited $36,253 and accumulated net investment loss was credited $6,624,250.

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                              FOR THE YEAR ENDED SEPTEMBER 30
                             --------------------------------------------------------
                                 1996       1995       1994       1993        1992
---------------------------- ---------- ---------- ---------- ---------- ------------
PER SHARE
 OPERATING PERFORMANCE:
Net asset value,
 beginning of period.........   $25.54     $17.55     $20.50     $12.20     $  14.05
                             ---------- ---------- ---------- ---------- ------------
Net investment income
 (loss)......................    (0.23)     (0.19)      --        (0.12)       (0.12)
Net realized and
 unrealized gain (loss)......     4.32       8.34      (1.82)      8.42        (1.73)
                             ---------- ---------- ---------- ---------- ------------
Total from investment
 operations..................     4.09       8.15      (1.82)      8.30        (1.85)
                             ---------- ---------- ---------- ---------- ------------
Less dividends and distributions from:
  Net investment income .....     --         --         --         --          --
  Net realized gain..........    (1.92)     (0.16)     (1.13)      --          --
                             ---------- ---------- ---------- ---------- ------------
Total dividends and
 distributions...............    (1.92)     (0.16)     (1.13)      --          --
                             ---------- ---------- ---------- ---------- ------------
Net asset value,
 end of period...............   $27.71     $25.54     $17.55     $20.50     $  12.20
                             ========== ========== ========== ========== ============
TOTAL INVESTMENT RETURN+ ....    17.53%     46.87 %    (8.88)%    67.95 %     (13.17)%
RATIOS TO
 AVERAGE NET ASSETS:
Expenses.....................     1.69%      1.77 %     1.78 %     1.84 %       1.86 %
Net investment income
 (loss)......................    (1.03%)    (1.04)%    (1.32)%    (1.52)%      (1.14)%
SUPPLEMENTAL DATA:
Net assets, end of period,
 in thousands................  $799,201   $534,869   $340,169   $240,389    $112,982
Portfolio turnover rate .....      149%       114 %      160 %      203 %        153 %
Average commission rate                                                        --
 paid........................  $0.0571       --         --         --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                 1991        1990       1989       1988        1987
---------------------------- ---------- ------------ --------- ----------- ----------
PER SHARE
 OPERATING PERFORMANCE:
Net asset value,
 beginning of period.........  $   8.92 $ 11.33        $  9.67   $  10.96    $   8.57
                             ---------- ------------ --------- ----------- ----------
Net investment income
 (loss)......................     (0.07)  (0.15)          0.04      (0.03)      (0.02)
Net realized and
 unrealized gain (loss)......      5.20   (2.21)          1.62      (1.26)       2.42
                             ---------- ------------ --------- ----------- ----------
Total from investment
 operations..................      5.13   (2.36)          1.66      (1.29)       2.40
                             ---------- ------------ --------- ----------- ----------
Less dividends and distributions from:
  Net investment income .....     --      (0.05)          --        --          (0.01)
  Net realized gain..........     --         --           --        --          --
                             ---------- ------------ --------- ----------- ----------
Total dividends and
 distributions...............     --      (0.05)          --        --          (0.01)
                             ---------- ------------ --------- ----------- ----------
Net asset value,
 end of period...............  $  14.05 $  8.92        $ 11.33   $   9.67    $  10.96
                             ========== ============ ========= =========== ==========
TOTAL INVESTMENT RETURN+ ....     57.51% (20.87)%        17.17%    (11.77)%     28.07 %
RATIOS TO
 AVERAGE NET ASSETS:
Expenses.....................      1.92%   2.02%          1.89%      1.90 %      1.83 %
Net investment income
 (loss)......................     (0.73)%  (1.32)%        0.59%     (0.28)%     (0.20)%


SUPPLEMENTAL DATA:
Net assets, end of period,
 in thousands................  $115,337  $67,604       $89,236   $108,411    $179,276
Portfolio turnover rate .....        88%      53%           84%        70%         68%
Average commission rate
 paid........................        --       --            --         --          --

------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Developing Growth Securities Trust (the "Fund") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 8, 1996

                     1996 FEDERAL TAX NOTICE (unaudited)

       During the year ended September 30, 1996, the Fund paid to shareholders $1.68 per share from long-term capital gains.

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited)

NUMBER OF
  SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            COMMON STOCKS (90.5%)
            Advertising (1.4%)
   126,000  Eagle River Interactive, Inc.* ..................................  $ 1,323,000
   100,000  HA-LO Industries, Inc.* .........................................    1,500,000
   111,500  Lamar Advertising Co. (Class A)* ................................    2,202,125
   180,000  Sitel Corp.* ....................................................    2,407,500
    66,300  Universal Outdoor Holdings, Inc.* ...............................    1,922,700
                                                                             --------------
                                                                                 9,355,325
                                                                             --------------
            Aerospace & Defense (1.4%)
   112,100  Aviation Sales Co.* .............................................    2,816,512
    51,500  DONCASTERS PLC (ADR)* (United Kingdom)  .........................      997,812
   185,000  Hexcel Corp.* ...................................................    3,260,625
   150,000  Orbital Sciences Corp.* .........................................    2,062,500
                                                                             --------------
                                                                                 9,137,449
                                                                             --------------
            Air Freight (1.6%)
   130,000  Air Express International Corp. .................................    4,111,250
   100,000  Hub Group, Inc. (Class A)* ......................................    2,450,000
   210,000  Offshore Logistics, Inc.* .......................................    3,333,750
    40,700  OMI Corp.* ......................................................      396,825
                                                                             --------------
                                                                                10,291,825
                                                                             --------------
            Airlines (1.2%)
   140,000  Alaska Air Group, Inc.* .........................................    3,587,500
   110,000  Midwest Express Holdings, Inc.* .................................    4,166,250
                                                                             --------------
                                                                                 7,753,750
                                                                             --------------
            Auto Parts (0.7%)
   210,000  Miller Industries, Inc.* ........................................    2,520,000
    50,000  Tower Automotive, Inc.* .........................................    1,950,000
                                                                             --------------
                                                                                 4,470,000
                                                                             --------------
            Biotechnology (5.6%)
    83,300  ArQule, Inc.* ...................................................    1,239,088
   101,000  Biochem Pharma, Inc.* ...........................................    4,305,125
    58,500  Cytyc Corp.* ....................................................    1,096,875
    24,800  Dekalb Genetics Corp. (Class B) .................................    1,308,200
   200,000  DUSA Pharmaceuticals, Inc.* .....................................    1,275,000
   115,000  IDEC Pharmaceuticals Corp.* .....................................    2,731,250
   200,000  Ligand Pharmaceuticals, Inc. (Class B)* .........................    2,225,000
   175,000  Liposome Co., Inc.* .............................................    3,543,750
   140,000  MiniMed, Inc.* ..................................................    3,605,000
   100,000  Mycogen Corp.* ..................................................    2,325,000
   100,000  Neurocrine Biosciences, Inc.* ...................................      862,500
   100,000  PathoGenesis Corp.* .............................................    2,475,000
   138,000  SangStat Medical Corp.* .........................................    3,743,250
   100,000  Sonus Pharmaceuticals, Inc.* ....................................  $ 2,625,000
    83,000  Vertex Pharmaceuticals, Inc.* ...................................    3,340,750
                                                                             --------------
                                                                                36,700,788
                                                                             --------------
            Building Materials (0.5%)
   160,000  Cameron Ashley Building Products, Inc.* .........................    2,140,000
    74,000  Diamond Home Services, Inc.* ....................................    1,295,000
                                                                             --------------
                                                                                 3,435,000
                                                                             --------------
            Business Services (5.9%)
   200,000  Affiliated Computer Services, Inc. (Class A)* ...................    4,575,000
   115,000  CFI Proservices, Inc.* ..........................................    1,868,750
    65,000  Globalstar Telecommunications Ltd.* (Bermuda)  ..................    3,380,000
    90,000  Metzler Group, Inc.* ............................................    1,946,250
   215,000  Reynolds & Reynolds Co. (Class A)  ..............................    5,133,125
   145,000  Saville Systems Ireland PLC (ADR)* (Ireland)  ...................    4,096,250
    75,000  SCI Systems, Inc.* ..............................................    3,796,875
   177,000  Sterling Commerce, Inc.* ........................................    5,133,000
    50,000  Sungard Data Systems, Inc.* .....................................    2,175,000
    38,400  Sykes Enterprises, Inc.* ........................................    1,214,400
    66,000  The Registry, Inc.* .............................................    2,310,000
   115,000  Transaction Systems Architects, Inc. (Class A)* .................    3,119,375
                                                                             --------------
                                                                                38,748,025
                                                                             --------------
            Commercial Services (2.2%)
   132,900  Coinmach Laundry Corp.* .........................................    2,076,562
    22,600  International Telecommunication Data Systems, Inc.* .............      367,250
   180,000  Iron Mountain, Inc.* ............................................    4,455,000
    65,000  Pittway Corp. (Class A) .........................................    3,152,500
    93,400  Precision Response Corp.* .......................................    2,206,575
   121,000  U.S. Rentals, Inc.* .............................................    2,193,125
                                                                             --------------
                                                                                14,451,012
                                                                             --------------
            Computer Software (5.3%)
    70,000  Aspect Development, Inc.* .......................................    1,575,000
    83,500  Cotelligent Group, Inc.* ........................................      751,500
    58,000  Hyperion Software Corp.* ........................................      928,000
    81,450  IA Corporation I* ...............................................      437,794
   150,000  Infinity Financial Technology, Inc.* ............................    2,587,500
    91,600  Information Management Resources, Inc.* .........................    1,396,900

                      SEE NOTES TO FINANCIAL STATEMENTS

                               47

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited) continued

NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    52,400  IONA Technologies PLC (ADR)* (United Kingdom)  ..................  $   930,100
    90,000  ISG International Software Group Ltd.* (Israel)  ................      866,250
   125,000  Legato Systems, Inc.* ...........................................    2,093,750
   100,000  MetaTools, Inc.* ................................................    1,000,000
   100,000  ONTRACK Data International, Inc.* ...............................    1,462,500
    80,000  Peoplesoft, Inc.* ...............................................    3,200,000
   150,000  Platinum Technology, Inc.* ......................................    1,743,750
   145,000  Raptor Systems, Inc.* ...........................................    1,866,875
    90,000  Remedy Corp.* ...................................................    3,442,500
   150,000  Segue Software, Inc.* ...........................................    1,443,750
   107,500  Simulation Sciences, Inc.* ......................................    1,075,000
   235,000  TriTeal Corp.* ..................................................    2,673,125
   115,000  Viasoft, Inc.* ..................................................    3,737,500
     7,500  Visigenic Software, Inc.* .......................................       66,562
    64,000  Wind River Systems, Inc.* .......................................    1,488,000
                                                                             --------------
                                                                                34,766,356
                                                                             --------------

            Computers - Peripheral Equipment (2.0%)
   175,000  Creative Technology Ltd.* (Singapore)  ..........................    1,596,875
   125,000  Lexmark International Group, Inc. (Class A)* ....................    3,031,250
    80,000  Network Appliance, Inc.* ........................................    2,520,000
   195,000  Read Rite Corp.* ................................................    4,923,750
    82,500  Sync Research, Inc.* ............................................      250,078
    45,000  VideoServer, Inc.* ..............................................    1,063,125
                                                                             --------------
                                                                                13,385,078
                                                                             --------------
            Consumer Products (2.1%)
    70,000  Blyth Industries, Inc.* .........................................    2,528,750
   190,000  Gemstar International Group Ltd.* ...............................    2,232,500
    81,000  General Cigar Holdings, Inc. (Class A)* .........................    1,802,250
   165,000  NBTY, Inc.* .....................................................    2,495,625
    45,000  Northland Cranberries, Inc. (Class A)  ..........................      810,000
   170,000  USA Detergents, Inc.* ...........................................    3,910,000
                                                                             --------------
                                                                                13,779,125
                                                                             --------------
            Education (1.1%)
    70,000  Education Management Corp.* .....................................    1,592,500
   249,000  National Education Corp.* .......................................    3,143,625
   104,500  Sylvan Learning Systems, Inc.* ..................................    2,534,125
                                                                             --------------
                                                                                 7,270,250
                                                                             --------------
            Electronics (1.3%)
   100,000  Kent Electronics Corp.* .........................................  $ 2,300,000
   215,000  MagneTek, Inc.* .................................................    3,466,875
   200,000  Supertex, Inc.* .................................................    2,350,000
                                                                             --------------
                                                                                 8,116,875
                                                                             --------------
            Entertainment/Gaming & Lodging (1.1%)
    87,200  Cinar Films, Inc. (Class B)* (Canada)  ..........................    2,114,600
    94,000  Fairfield Communities, Inc.* ....................................    2,350,000
   183,100  U.S. Franchise Systems, Inc. (Class A)* .........................    1,396,137
    52,500  Vail Resorts, Inc.* .............................................    1,023,750
                                                                             --------------
                                                                                 6,884,487
                                                                             --------------
            Finance & Brokerage (2.2%)
    75,000  Alex. Brown, Inc. ...............................................    3,187,500
   100,000  Legg Mason, Inc.  ...............................................    4,225,000
   130,000  McDonald & Co. Investments, Inc. ................................    4,712,500
   143,500  Morgan Keegan, Inc. .............................................    2,367,750
                                                                             --------------
                                                                                14,492,750
                                                                             --------------
            Finance - Diversified (1.5%)
   145,600  Amresco, Inc.* ..................................................    2,402,400
    50,000  Finova Group Inc. ...............................................    3,381,250
    40,900  Nationwide Financial Services, Inc. (Class A)* ..................    1,053,175
    85,000  SunAmerica, Inc.  ...............................................    3,198,125
                                                                             --------------
                                                                                10,034,950
                                                                             --------------
            Healthcare (3.2%)
   130,000  EmCare Holdings, Inc.* ..........................................    3,493,750
    60,000  HCIA, Inc.* .....................................................      982,500
   150,000  Healthsouth Corp.* ..............................................    2,868,750
   340,000  Novacare, Inc.* .................................................    4,122,500
    36,000  Pediatric Services of America, Inc.* ............................      670,500
   130,000  PhyCor, Inc.* ...................................................    3,526,250
     2,500  Schein (Henry), Inc.* ...........................................       72,187
    61,000  Total Renal Care Holdings, Inc.* ................................    1,852,875
   125,000  Vivra, Inc.* ....................................................    3,375,000
                                                                             --------------
                                                                                20,964,312
                                                                             --------------
            Healthcare - Drugs (1.4%)
   150,000  Dura-Pharmaceuticals, Inc.* .....................................    5,343,750
   160,000  Jones Medical Industries, Inc.  .................................    3,800,000
                                                                             --------------
                                                                                 9,143,750
                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                               48

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited) continued

NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            Heating & Air Conditioning (1.0%)
    40,000  American Precision Industries, Inc.  ............................  $   680,000
    70,000  American Standard Companies, Inc.* ..............................    3,150,000
   100,000  Watsco, Inc. ....................................................    2,550,000
                                                                             --------------
                                                                                 6,380,000
                                                                             --------------
            Hotels/Motels (0.3%)
    30,000  HFS, Inc.* ......................................................    1,766,250
                                                                             --------------
            Housing & Home Furnishings (2.0%)
    60,000  Ethan Allen Interiors, Inc.  ....................................    2,610,000
   230,000  Furniture Brands International, Inc.* ...........................    3,450,000
    48,000  HON INDUSTRIES, Inc.  ...........................................    1,776,000
   190,000  O'Sullivan Industries Holdings, Inc.* ...........................    2,398,750
    69,300  Samsonite Corp.* ................................................    2,997,225
                                                                             --------------
                                                                                13,231,975
                                                                             --------------
            Insurance (2.8%)
   118,000  CMAC Investment Corp. ...........................................    3,938,250
    80,000  Conseco, Inc.  ..................................................    2,850,000
   140,000  Delphi Financial Group, Inc. (Class A)* .........................    4,655,000
   130,000  Fremont General Corp. ...........................................    3,656,250
   125,000  HCC Insurance Holdings, Inc.  ...................................    3,062,500
                                                                             --------------
                                                                                18,162,000
                                                                             --------------
            Internet (1.3%)
    95,000  America Online, Inc.* ...........................................    4,025,625
    44,900  AmeriTrade Holding Corp. (Class A)* .............................      701,563
   198,000  E*TRADE Group, Inc.* ............................................    3,564,000
                                                                             --------------
                                                                                 8,291,188
                                                                             --------------
            Leasing (0.6%)
    50,000  Leasing Solutions, Inc.* ........................................      912,500
    58,600  Prime Service, Inc.* ............................................    1,113,400
   104,600  Team Rental Group, Inc.* ........................................    2,144,300
                                                                             --------------
                                                                                 4,170,200
                                                                             --------------
            Machinery - Diversified (0.3%)
    70,000  DT Industries, Inc.  ............................................    1,785,000
                                                                             --------------
            Manufacturing - Diversified (2.1%)
   125,000  Buckeye Cellulose Corp.* ........................................    3,718,750
   130,000  Memtec Ltd. (ADR)(Australia) ....................................    3,298,750
   100,100  Mueller Industries, Inc.* .......................................    3,916,413
    79,500  U.S. Filter Corp.* ..............................................    2,454,563
                                                                             --------------
                                                                                13,388,476
                                                                             --------------
            Medical Products & Supplies (5.0%)
   100,000  ADAC Laboratories ...............................................  $ 2,062,500
    67,800  Ballard Medical Products ........................................    1,415,325
   147,000  Biopsys Medical, Inc.* ..........................................    3,601,500
   145,000  Endovascular Technologies, Inc.* ................................    1,993,750
   105,000  ESC Medical Systems Ltd.* (Israel)  .............................    2,638,125
   105,000  Lunar Corp.* ....................................................    3,517,500
    69,700  Molecular Dynamics, Inc.* .......................................    1,001,938
   140,000  Neoprobe Corp.* .................................................    1,872,500
   126,000  Safeskin Corp.* .................................................    2,220,750
   120,000  Sofamor Danek Group, Inc.* ......................................    4,335,000
    80,000  Sterile Recoveries, Inc.* .......................................    1,400,000
   170,000  Steris Corp.* ...................................................    4,143,750
    60,000  Vivus, Inc.* ....................................................    2,392,500
                                                                             --------------
                                                                                32,595,138
                                                                             --------------
            Miscellaneous (0.0%)
     1,300  Assisted Living Concepts, Inc.* .................................       27,300
                                                                             --------------
            Office Equipment & Supplies (3.6%)
   220,500  American Pad & Paper Co.* .......................................    3,307,500
    35,000  Consolidated Graphics, Inc.* ....................................    1,001,875
   100,000  Danka Business Systems PLC (ADR)(United Kingdom) ................    3,137,500
    85,000  Ikon Office Solutions, Inc. .....................................    2,847,500
   155,000  Mail-Well, Inc.* ................................................    3,061,250
   116,500  Mecklermedia Corp.* .............................................    2,708,625
   170,000  Valassis Communications, Inc.* ..................................    3,803,750
   175,000  Viking Office Products, Inc.* ...................................    3,390,625
                                                                             --------------
                                                                                23,258,625
                                                                             --------------
            Oil & Gas Drilling (6.2%)
    70,000  ENSCO International, Inc.* ......................................    3,447,500
   150,000  Forest Oil Corp.* ...............................................    1,987,500
   220,000  Global Industries Ltd.* .........................................    4,675,000
   130,000  Global Marine, Inc.* ............................................    2,795,000
    77,000  Helmerich & Payne, Inc.  ........................................    3,561,250
   170,000  Marine Drilling Company, Inc.* ..................................    2,996,250
   100,000  Newpark Resources, Inc.* ........................................    4,375,000
   155,000  Noble Drilling Corp.* ...........................................    2,673,750
   160,000  Reading & Bates Corp.* ..........................................    3,620,000
   190,000  Rowan Companies, Inc.* ..........................................    4,298,750
   100,000  Smith International, Inc.* ......................................    4,562,500
    90,000  Veritas DGC, Inc.* ..............................................    1,777,500
                                                                             --------------
                                                                                40,770,000
                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                               49

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited) continued

NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
            Oil - Exploration & Production (1.8%)
    82,500  Basic Petroleum International, Ltd.* ............................ $  2,722,500
   130,000  Belden & Blake Corp.* ...........................................    3,315,000
   145,000  Comstock Resources Inc.* ........................................    1,250,625
    70,000  Stone Energy Corp.* .............................................    1,680,000
    80,000  Triton Energy Ltd.* .............................................    3,100,000
                                                                             --------------
                                                                                12,068,125
                                                                             --------------
            Retail - General Merchandise (2.1%)
    20,600  99 Cents Only Stores* ...........................................      414,575
   100,000  Consolidated Stores Corp.* ......................................    3,525,000
    60,000  Dollar Tree Stores, Inc.* .......................................    2,212,500
    80,000  Fred Meyer, Inc.* ...............................................    3,300,000
   180,000  Loehmann's, Inc.* ...............................................    3,150,000
    32,000  Saks Holdings, Inc.* ............................................      920,000
                                                                             --------------
                                                                                13,522,075
                                                                             --------------
            Retail - Specialty (1.9%)
   200,000  Borders Group, Inc.* ............................................    3,775,000
   150,000  Central Garden & Pet Co.* .......................................    2,681,250
   170,000  Hollywood Entertainment Corp.* ..................................    4,143,750
   100,000  PetSmart, Inc.* .................................................    2,012,500
                                                                             --------------
                                                                                12,612,500
                                                                             --------------
            Retail - Specialty Apparel (1.7%)
   145,000  Finish Line, Inc. (Class A)* ....................................    3,190,000
    98,000  Kenneth Cole Productions, Inc. (Class A)* .......................    2,058,000
   100,000  Men's Wearhouse, Inc. (The)* ....................................    2,750,000
    85,000  Wolverine World Wide, Inc.  .....................................    3,102,500
                                                                             --------------
                                                                                11,100,500
                                                                             --------------
            Savings & Loan Associations (2.6%)
    86,000  Astoria Financial Corp.  ........................................    3,085,250
   102,900  Bank United Corp. (Class A) .....................................    2,919,788
    81,000  First Federal Savings Bank of Colorado ..........................    1,336,500
    90,000  GreenPoint Financial Corp. ......................................    4,635,000
    80,000  PennFed Financial Services, Inc.  ...............................    1,880,000
    90,000  People's Bank ...................................................    2,857,500
                                                                             --------------
                                                                                16,714,038
                                                                             --------------
            Semiconductor Capital Equipment (3.1%)
    95,000  Applied Magnetics Corp.* ........................................    2,683,750
    45,000  ASM Lithography Holding NV* (Netherlands)  ......................    3,369,375
   150,000  Cyberoptics Corp.* ..............................................    2,456,250
   118,000  Fusion Systems Corp.* ...........................................    2,802,500
    80,000  PRI Automation, Inc.* ........................................... $  3,760,000
    80,000  Tencor Instruments* .............................................    2,880,000
    80,000  Teradyne, Inc.* .................................................    2,310,000
                                                                             --------------
                                                                                20,261,875
                                                                             --------------
            Semiconductors (4.0%)
    85,000  Altera Corp.* ...................................................    3,655,000
   120,000  Analog Devices, Inc.* ...........................................    2,700,000
   150,000  Cyrix Corp.* ....................................................    2,793,750
    80,000  Linear Technology Corp.  ........................................    3,540,000
   100,000  Maxim Integrated Products, Inc.* ................................    4,837,500
    85,000  Microchip Technology, Inc.* .....................................    2,539,375
   100,000  Quad Systems Corp.* .............................................    1,050,000
   108,000  Technitrol, Inc. ................................................    2,025,000
    30,000  Triquint Semiconductor, Inc.* ...................................      701,250
    75,000  Vitesse Semiconductor Corp.* ....................................    2,071,875
                                                                             --------------
                                                                                25,913,750
                                                                             --------------
            Steel (0.1%)
    28,000  Steel Dynamics, Inc.* ...........................................      490,000
                                                                             --------------
            Telecommunications Equipment (3.3%)
    85,000  Comverse Technology, Inc.* ......................................    3,336,250
    60,000  Davox Corp.* ....................................................    1,785,000
    60,000  DSP Communications, Inc.* .......................................      570,000
    92,500  Dynatech Corp.* .................................................    2,775,000
   100,000  Interlink Computer Sciences, Inc.* ..............................    1,075,000
   140,000  Network General Corp.* ..........................................    3,010,000
    98,000  Ortel Corp.* ....................................................    1,237,250
    90,000  PairGain Technologies, Inc.* ....................................    2,666,250
   160,000  SDL, Inc.* ......................................................    2,680,000
    78,190  Uniphase Corp.* .................................................    2,220,000
                                                                             --------------
                                                                                21,354,750
                                                                             --------------
            Textiles - Apparel (0.7%)
    90,000  Jones Apparel Group, Inc.* ......................................    3,341,250
    50,000  Nautica Enterprises, Inc.* ......................................    1,250,000
                                                                             --------------
                                                                                 4,591,250
                                                                             --------------
            Waste Management (2.3%)
   250,000  Allied Waste Industries, Inc.* ..................................    2,031,250
   270,000  Philip Environmental, Inc.* (Canada)  ...........................    4,083,750
    18,000  Superior Services, Inc.* ........................................      400,500
   130,000  Tetra Technologies, Inc.* .......................................    2,827,500
   160,000  United Waste Systems, Inc.* .....................................    5,960,000
                                                                             --------------
                                                                                15,303,000
                                                                             --------------
            TOTAL COMMON STOCKS
            (Identified Cost $562,767,629) ..................................  590,939,122
                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited) continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS (10.3%)
            COMMERCIAL PAPER (a)(6.2%)
            Automotive -Finance (3.1%)
   $20,000  Ford Motor Credit Co. 5.33% due 04/03/97 ........................  $19,994,078
                                                                             --------------
            Electric -Major (3.1%)
    20,000  General Electric Capital Corp. 5.65% due 04/07/97 ...............   19,981,166
                                                                             --------------
            TOTAL COMMERCIAL PAPER
            (Amortized Cost $39,975,244) ....................................   39,975,244
                                                                             --------------
            U.S. GOVERNMENT AGENCY (a) (3.9%)
    25,700  Federal Home Loan Mortgage Corp. 6.50% due 04/01/97
            (Amortized Cost $25,700,000) ....................................   25,700,000
                                                                             --------------
            REPURCHASE AGREEMENT (0.2%)
     1,496  The Bank of New York 5.375% due 04/01/97 (dated 03/31/97; proceeds
              $1,496,238; collateralized by $260,386 U.S. Treasury Note 6.25%
              due 08/31/00 valued at $258,583 and $1,194,498 U.S. Treasury Note
              7.875% due 11/15/99 valued at $1,267,352)(Identified
              Cost $1,496,015) ..............................................    1,496,015
                                                                             --------------
            TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $67,171,259) ..................................   67,171,259
                                                                             --------------

                                                 VALUE
---------------------------------- -------- --------------
TOTAL INVESTMENTS
(Identified Cost $629,938,888)(b) .  100.8%   $658,110,381

LIABILITIES IN EXCESS OF
 CASH AND OTHER ASSETS.............   (0.8)     (5,227,529)
                                   -------- --------------
NET ASSETS.........................  100.0%   $652,882,852
                                   ======== ==============

------------
ADR     American Depository Receipt.
 *      Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $78,479,265 and the aggregate gross unrealized depreciation is $50,307,772, resulting in net unrealized appreciation of $28,171,493.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997 (unaudited)

 ASSETS:
Investments in securities, at value
 (identified cost $629,938,888).......................................   $658,110,381
Cash..................................................................        950,929
Receivable for:
  Investments sold....................................................     28,631,873
  Shares of beneficial interest sold..................................        795,486
  Dividends...........................................................        100,507
Prepaid expenses and other assets.....................................         87,259
                                                                       --------------
  TOTAL ASSETS .......................................................    688,676,435
                                                                       --------------
LIABILITIES:
Payable for:
  Investments purchased...............................................     32,249,143
  Shares of beneficial interest repurchased...........................      2,359,848
  Plan of distribution fee............................................        599,686
  Investment management fee...........................................        295,467
Accrued expenses and other payables...................................        289,439
                                                                       --------------
  TOTAL LIABILITIES ..................................................     35,793,583
                                                                       --------------
NET ASSETS:
Paid-in-capital.......................................................    630,152,530
Net unrealized appreciation...........................................     28,171,493
Accumulated net investment loss.......................................     (4,818,504)
Accumulated net realized loss.........................................       (622,667)
                                                                       --------------
  NET ASSETS..........................................................   $652,882,852
                                                                       ==============
NET ASSET VALUE PER SHARE,
 33,099,992 shares outstanding (unlimited shares authorized of $.01
 par value)...........................................................         $19.72
                                                                               ======

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended March 31, 1997 (unaudited)

 NET INVESTMENT INCOME:
INCOME
Interest .........................................  $   1,068,060
Dividends (net of $3,437 foreign withholding
 tax).............................................        580,810
                                                  ---------------
  TOTAL INCOME ...................................      1,648,870
                                                  ---------------
EXPENSES
Plan of distribution fee..........................      3,845,964
Investment management fee.........................      1,889,163
Transfer agent fees and expenses..................        511,085
Registration fees ................................         56,568
Custodian fees....................................         44,214
Shareholder reports and notices ..................         38,367
Professional fees ................................         26,610
Trustees' fees and expenses.......................         10,256
Other.............................................          6,029
                                                  ---------------
  TOTAL EXPENSES .................................      6,428,256
                                                  ---------------
  NET INVESTMENT LOSS ............................     (4,779,386)
                                                  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain.................................      1,263,492
Net change in unrealized appreciation.............   (127,145,645)
                                                  ---------------
  NET LOSS .......................................   (125,882,153)
                                                  ---------------
NET DECREASE .....................................  $(130,661,539)
                                                  ===============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE SIX      FOR THE YEAR
                                                         MONTHS ENDED        ENDED
                                                        MARCH 31, 1997 SEPTEMBER 30, 1996
------------------------------------------------------ -------------- ------------------
                                                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss.................................... $  (4,779,386)    $ (6,629,594)
Net realized gain......................................     1,263,492      132,830,087
Net change in unrealized appreciation..................  (127,145,645)     (16,804,216)
                                                       -------------- ------------------
  NET INCREASE (DECREASE)..............................  (130,661,539)     109,396,277
Distributions from net realized gain...................  (113,569,438)     (42,760,549)
Net increase from transactions in shares of beneficial
 interest..............................................    97,913,325      197,696,272
                                                       -------------- ------------------
  NET INCREASE (DECREASE)..............................  (146,317,652)     264,332,000
NET ASSETS:
Beginning of period....................................   799,200,504      534,868,504
                                                       -------------- ------------------
  END OF PERIOD
  (Including accumulated net investment losses of
  $4,818,504 and $39,118, respectively)................ $ 652,882,852     $799,200,504
                                                       ============== ==================

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Developing Growth Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on December 28, 1982 and commenced operations on April 29, 1983.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price;
(2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited) continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million and 0.475% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited) continued

charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $28,825,782 at March 31, 1997.

The Distributor has informed the Fund that for the six months ended March 31, 1997, it received approximately $638,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1997 aggregated $551,762,905 and $634,925,811, respectively.

For the six months ended March 31, 1997, the Fund incurred $28,599 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At March 31, 1997, the Fund's receivable for investments sold included unsettled trades with DWR of $1,298,375.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited) continued

years of service. Aggregate pension costs for the six months ended March 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,892. At March 31, 1997, the Fund had an accrued pension liability of $40,434 which is included in accrued expenses in the Statement of Assets and Liabilities.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $158,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                         FOR THE SIX                   FOR THE YEAR
                                        MONTHS ENDED                      ENDED
                                       MARCH 31, 1997               SEPTEMBER 30, 1996
                               ----------------------------- ------------------------------
                                         (UNAUDITED)
                                   SHARES         AMOUNT          SHARES         AMOUNT
                               ------------- --------------- -------------- ---------------
Sold ..........................   6,335,170    $ 155,929,705    20,988,017    $ 532,804,011
Reinvestment of distributions     4,819,691      107,527,322     1,750,437       40,382,573
                               ------------- --------------- -------------- ---------------
                                 11,154,861      263,457,027    22,738,454      573,186,584
Repurchased ...................  (6,893,451)    (165,543,702)  (14,839,539)    (375,490,312)
                               ------------- --------------- -------------- ---------------
Net increase ..................   4,261,410    $  97,913,325     7,898,915    $ 197,696,272
                               ============= =============== ============== ===============

6. FEDERAL INCOME TAX STATUS

At September 30, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                             FOR THE SIX              FOR THE YEAR ENDED SEPTEMBER 30
                                             MONTHS ENDED   -----------------------------------------------------
                                            MARCH 31, 1997   1996      1995       1994       1993       1992
-----------------------------------------------------------------------------------------------------------------
                                              (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....  $     27.71      $25.54     $17.55     $20.50     $12.20    $ 14.05
                                           --------------    -------- ---------- ---------- ---------- ----------
Net investment loss .......................        (0.15)      (0.23)     (0.19)      --        (0.12)     (0.12)
Net realized and unrealized gain (loss)  ..        (3.95)       4.32       8.34      (1.82)      8.42      (1.73)
                                           --------------    -------- ---------- ---------- ---------- ----------
Total from investment operations ..........        (4.10)       4.09       8.15      (1.82)      8.30      (1.85)
                                           --------------    -------- ---------- ---------- ---------- ----------
Less distributions from net realized gain          (3.89)      (1.92)     (0.16)     (1.13)      --         --
                                           --------------    -------- ---------- ---------- ---------- ----------
Net asset value, end of period ............  $     19.72      $27.71     $25.54     $17.55     $20.50    $ 12.20
                                           ==============   ======== ========== ========== ========== ==========
TOTAL INVESTMENT RETURN+ ..................       (16.43)%(1) 17.53%     46.87%     (8.88)%    67.95%    (13.17)%
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................         1.67%(2)   1.69%      1.77%      1.78%      1.84%      1.86%
Net investment loss .......................        (1.24)%(2) (1.03)%    (1.04)%    (1.32)%    (1.52)%    (1.14)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..     $652,883    $799,20   $534,869   $340,169   $240,389   $112,982
Portfolio turnover rate ...................           77%(1)    149%       114%       160%       203%       153%
Average commission rate paid ..............      $0.0573    $0.0571         --         --         --         --

------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS